                                  VIRAGEN, INC.

                       REGULATION D SUBSCRIPTION AGREEMENT

         THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE OR OTHER SECURITIES AUTHORITIES. THEY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE SECURITIES LAWS.

         THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO PURCHASE, ANY OF THE SECURITIES DESCRIBED HEREIN BY OR TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES AUTHORITIES, NOR HAVE SUCH AUTHORITIES REVIEWED OR DETERMINED THE ACCURACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. SUBSCRIBERS MUST RELY ON THEIR OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE ATTACHED DISCLOSURE DOCUMENTS AS EXHIBIT H.

         SEE ADDITIONAL LEGENDS AT SECTIONS 3.7 and 9.

         THIS REGULATION D SUBSCRIPTION AGREEMENT (this "Agreement") is made as of the _____ day of February, 1998, by and between Viragen, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), and the undersigned subscriber executing this Agreement ("Subscriber").

                  THE PARTIES HEREBY AGREE AS FOLLOWS:

         This Agreement is executed by Subscriber in connection with the offer by the Company and the purchase by Subscriber of Series H Preferred Stock, $.01 par value (the "Preferred Stock"), of the Company. The Preferred Stock is being offered at a purchase price of Ten Thousand Dollars ($10,000), U.S., per share, in minimum subscription amounts of at least twenty five(25) shares ($250,000), and increments of five (5) shares ($50,000) in excess thereof, with an aggregate offering amount of Five Hundred (500) shares of Preferred Stock, or Five Million Dollars ($5,000,000) (the "Offering Amount"), (collectively, the "Offering"). The terms of the Preferred Stock, including the terms on which the Preferred Stock may be converted into common stock, $.01 par value, of the Company (the "Common Stock"), are set forth in the Certificate of Designation of Series H Preferred Stock (the "Certificate of Designation"), substantially in the form attached hereto as Exhibit A. The Preferred Stock is accompanied by (i) a warrant or warrants to purchase a number of shares of Common Stock of the Company equal to ten percent (10%) multiplied by the aggregate purchase price of the Subscriber's Preferred Stock outstanding on the date which is nine (9) months following the closing hereunder (the "Nine Month Date") divided by the Market Price of the Common Stock on the Nine Month Date (the "Nine Month Warrants"); (ii) a warrant or warrants to purchase a number of shares of Common Stock of the Company equal to fifteen percent (15%) multiplied by the aggregate purchase price of the Subscriber's Preferred

Stock outstanding on the date which is twelve (12) months following the closing hereunder (the "Twelve Month Date") divided by the Market Price of the Common Stock on the Twelve Month Date (the "Twelve Month Warrants"); and (iii) a warrant or warrants to purchase a number of shares of Common Stock of the Company equal to twenty percent (20%) multiplied by the aggregate purchase price of the Subscriber's Preferred Stock outstanding on the date which is fifteen
(15) months following the closing hereunder (the "Fifteen Month Date") divided by the Market Price of the Common Stock on the Fifteen Month Date (the "Fifteen Month Warrants", together with the Nine Month Warrants and the Twelve Month Warrants, collectively referred to as the "Conversion Warrants"). The terms of the Warrants are set forth in the form of the Nine Month, Twelve Month and Fifteen Month Warrants attached hereto as Exhibit B, Exhibit C, and Exhibit D, respectively. For purposes hereof, "Market Price" shall equal the average of the two (2) lowest Closing Bid Prices (as that term is defined in the Certificate of Designation) for the twenty (20) trading days immediately preceding the date in question. The solicitation of this subscription and, if accepted by the Company, the offer and sale of the Preferred Stock are being made in reliance upon the provisions of Regulation D ("Regulation D") promulgated under the Securities Act of 1933, as amended ("the Act"). The Preferred Stock and the Common Stock issuable upon conversion thereof (the "Conversion Shares"), together with the Conversion Warrants and the Common Stock issuable upon exercise thereof (the "Warrant Shares") are sometimes referred to herein singularly as "Security" and collectively as the "Securities."

         It is agreed as follows:

         1.       Offering

                  1.1 Offer to Subscribe; Purchase Price and Closing; and Placement Fees.

Subject to satisfaction of the conditions to closing set forth in Section 1.2 below, Subscriber hereby offers to subscribe for and purchase Preferred Stock and accompanying Conversion Warrants, for the aggregate purchase price in the amount set forth in Section 10 of this Agreement, in accordance with the terms and conditions of this Agreement. Assuming that the Offering Amount and corresponding subscription agreements accepted by the Company are received into the Company's designated escrow account for this Offering established pursuant to the Escrow Agreement and Instructions (the "Escrow Agreement") by and among the Company, First Union National Bank of Georgia (the "Escrow Agent") and the Placement Agent (as defined below) (the "Escrow Account"), the closing of a sale and purchase of Preferred Stock as to each Subscriber (the "Closing") shall be deemed to occur when this Agreement has been executed by both Subscriber and the Company and full payment shall have been made by Subscriber, by wire transfer to the Escrow Account as set forth in Section 7.1(a) for payment in consideration for the Company's delivery of certificates representing the Preferred Stock subscribed for.

The parties hereto acknowledge that Swartz Investments, LLC is acting as placement agent (the "Placement Agent") for this Offering and will be compensated by the Company in cash and warrants to purchase Common Stock. The Placement Agent has acted solely as placement agent in connection with the Offering by the Company of the Preferred Stock pursuant to this Agreement. The information and data contained in the Disclosure Documents (as defined in Section 2.2.4) have not been subjected to independent verification by the Placement Agent, and no representation or warranty is made by the Placement Agent as to the accuracy or completeness of the information contained in the Disclosure Documents.

                  1.2 Conditions to Subscriber's Obligations. Subscriber's obligations hereunder are conditioned upon all of the following:

                  (a) the following documents shall have been deposited with the Escrow Agent: the Registration Rights Agreement, substantially in the form attached hereto as Exhibit E (the "Registration Rights Agreement") (executed by the Company), an opinion of counsel, substantially in the form attached hereto as Exhibit F (the "Opinion of Counsel") (signed by the Company's counsel), the Irrevocable Instructions to Transfer Agent, substantially in the form attached hereto as Exhibit G (the "Irrevocable Instructions to Transfer Agent")(executed by the Company and the Company's transfer agent, the "Transfer Agent"), and the Certificate of Designation, substantially in the form attached hereto as Exhibit A (together with evidence showing that it has been filed with the Secretary of State of Delaware); certificates representing the Preferred Stock issued in the name of the Subscriber; the Conversion Warrants issued in the name of the Subscriber;

                  (b) the Company's Common Stock shall be listed for and actively trading on the Nasdaq National Market System;

                  (c) other than losses described in the Risk Factors as set forth in Section 2.2.4 below there have been no material adverse changes in the Company's business prospects or financial condition since the date of the last balance sheet included in the Disclosure Documents (defined below in Section 2.2.4), including but not limited to incurring material liabilities;

                  (d) the representations and warranties of the Company are true and correct in all material respects at the Closing as if made on such date, and the Company shall deliver a certificate, signed by an officer of the Company, to such effect to the Escrow Agent;

                  (e) the Offering Amount and corresponding subscription agreements accepted by the Company shall have been received by the Escrow Agent; and

                  (f) the Company shall have reserved for issuance a sufficient number of shares of Common Stock to effect conversions of the Preferred Stock and exercise of the Conversion Warrants, which number of shares shall initially be equal to Seven Million Two Hundred Thousand (7,200,000) shares.

         2. Representations and Warranties of Subscriber. Subscriber hereby represents and warrants to the Company as follows:

            2.1 Accredited Investor. Subscriber is an accredited investor, as defined in Rule 501 of Regulation D, and has checked the applicable box set forth in Section 10 of this Agreement.

            2.2 Investment Experience; Access to Information; Independent Investigation.

                2.2.1 Access to Information. Subscriber or Subscriber's professional advisor has been granted the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the terms and conditions of this Offering, the Company and its business and prospects, and to obtain any additional information which Subscriber or Subscriber's professional advisor deems necessary to verify the accuracy and completeness of the information received.

                2.2.2 Reliance on Own Advisors. Subscriber has relied completely on the advice of, or has consulted with, Subscriber's own personal tax, investment, legal or other advisors and has not relied on the Company or any of its affiliates, officers, directors, attorneys, accountants or any affiliates of any thereof and each other person, if any, who controls any thereof, within the meaning of Section 15 of the Act for any tax or legal advice (other than reliance on information in the Disclosure Documents as defined in Section 2.2.4 below and on the Opinion of Counsel). The foregoing, however, does not limit or modify Subscriber's right to rely upon representations and warranties of the Company in Section 4 of this Agreement.

                2.2.3 Capability to Evaluate. Subscriber has such knowledge and experience in financial and business matters so as to enable such Subscriber to utilize the information made available to it in connection with the Offering in order to evaluate the merits and risks of the prospective investment, which are substantial, including without limitation those set forth in the Disclosure Documents (as defined in Section 2.2.4 below).

                2.2.4 Disclosure Documents. Subscriber, in making Subscriber's investment decision to subscribe for the Securities hereunder, represents that
(a) Subscriber has received and had an opportunity to review (i) the Company's Annual Report on Form 10-K for the year ended June 30, 1997 (ii) the Company's quarterly report on Form 10-Q for the quarter ended December 31, 1997, (iii) the Risk Factors, attached as Exhibit H, (iv) the Capitalization Schedule, attached as Exhibit I, (the "Capitalization Schedule") and (v) the Use of Proceeds Schedule, attached as Exhibit J, (the "Use of Proceeds Schedule") (b) Subscriber has read, reviewed, and relied solely on the documents described in (a) above, the Company's representations and warranties and other information in this Agreement, including the exhibits, any other written information prepared by the Company which has been specifically provided to Subscriber in connection with this Offering (the documents described in Section 2.2.4 (a) and (b) are collectively referred to as the "Disclosure Documents"), and an independent investigation made by Subscriber and Subscriber's representatives, if any; (c) Subscriber has, prior to the date of this Agreement, been given an opportunity to review material contracts and documents of the Company which have been filed as exhibits to the Company's filings under the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and has had an opportunity to ask questions of and receive answers from the Company's officers and directors; and
(d) is not relying on any oral representation of the Company or any other person, nor any written representation or assurance from the Company other than those referred to in Section 4 or otherwise contained in the Disclosure Documents or incorporated herein or therein. The foregoing, however, does not limit or modify Subscriber's right to rely upon representations and warranties of the Company in Section 4 of this Agreement. Subscriber acknowledges and agrees that the Company has no responsibility for, does not ratify, and is under no responsibility whatsoever to comment upon or correct any reports, analyses or other comments made about the Company by any third parties, including, but not limited to, analysts' research reports or comments (collectively, "Third Party Reports"), and Subscriber has not relied upon any Third Party Reports, including any provided by the Placement Agent, in making the decision to invest.

                2.2.5 Investment Experience; Fend for Self. Subscriber has substantial experience in investing in securities and he, she or it has made investments in securities other than those of the Company. Subscriber acknowledges that Subscriber is able to fend for Subscriber's self in the transaction contemplated by this Agreement, that Subscriber has the ability to bear the economic risk of Subscriber's investment pursuant to this Agreement and that Subscriber is an "Accredited Investor" by virtue of the fact that Subscriber meets the investor qualification standards set forth in Section 2.1 above. Subscriber has not been organized for the purpose of investing in securities of the Company, although such investment is consistent with Subscriber's purposes.

         2.3 Exempt Offering Under Regulation D.

                2.3.1 Investment; No Distribution. Subscriber is acquiring the Securities to be issued and sold hereunder for his, her or its own account (or a trust account if such Subscriber is a trustee) for investment and not as a nominee and not with a present view to the distribution thereof. Subscriber is aware that there are legal and practical limits on Subscriber's ability to sell or dispose of the Securities and, therefore, that Subscriber must bear the economic risk of the investment for an indefinite period of time and has adequate means of providing for Subscriber's current needs and possible personal contingencies and has need for only limited liquidity of this investment. Subscriber's commitment to illiquid investments is reasonable in relation to Subscriber's net worth. By making the representations in this Section 2.3.1, the Subscriber does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Act, except as otherwise required in this Agreement or in the Registration Rights Agreement. Subscriber has reached the age of majority (if an individual) according to the laws of the state in which he resides.

                2.3.2 No General Solicitation. The Securities were not offered to Subscriber through, and Subscriber is not aware of, any form of general solicitation or general advertising, including, without limitation, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and
(ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                2.3.3 Restricted Securities. Subscriber understands that the Preferred Stock and the Conversion Warrants issued at Closing are, and the Conversion Shares and the Warrant Shares will be, characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be transferred or resold without registration under the Act or pursuant to an exemption therefrom. In this connection, Subscriber represents that Subscriber is familiar with Rule 144 under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

                2.3.4 Disposition. Without in any way limiting the representations set forth above, Subscriber further agrees not to make any disposition of all or any portion of the Securities unless and until:

                      (a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                      (b) (i) Subscriber shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, Subscriber shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of the Securities under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

            2.4 Due Authorization.

                2.4.1 Authority. Subscriber, if executing this Agreement in a representative or fiduciary capacity, has full power and authority to execute and deliver this Agreement and each other document included herein for which a signature is required in such capacity and on behalf of the subscribing individual, partnership, trust, estate, corporation or other entity for whom or which Subscriber is executing this Agreement.

                2.4.2 Due Authorization. If Subscriber is a corporation, Subscriber is duly and validly organized, validly existing and in good tax and corporate standing as a corporation under the laws of the jurisdiction of its incorporation with full power and authority to purchase the Securities to be purchased by Subscriber and to execute and deliver this Agreement.

                2.4.3 Partnerships. If Subscriber is a partnership, the representations, warranties, agreements and understandings set forth above are true with respect to all partners of Subscriber (and if any such partner is itself a partnership, all persons holding an interest in such partnership, directly or indirectly, including through one or more partnerships), and the person executing this Agreement has made due inquiry to determine the truthfulness of the representations and warranties made hereby.

                2.4.4 Representatives. If Subscriber is purchasing in a representative or fiduciary capacity, the representations and warranties shall be deemed to have been made on behalf of the person or persons for whom Subscriber is so purchasing.

           2.4 Subscriber's Broker/Dealer Status. Subscriber is not a licensed NASD broker-dealer and does not engage in the business of a broker-dealer.

        3. Acknowledgments Subscriber is aware that:

           3.1 Risks of Investment. Subscriber recognizes that an investment in the Company involves substantial risks, including the potential loss of Subscriber's entire investment herein. Subscriber recognizes that this Agreement and the exhibits hereto do not purport to contain all the information which would be contained in a registration statement under the Act;

           3.2 No Government Approval. No federal or state agency has passed upon the Securities, recommended or endorsed the Offering, or made any finding or determination as to the fairness of this transaction;

           3.3 No Registration. The Securities and any component thereof have not been registered under the Act or any applicable state securities laws by reason of exemptions from the registration requirements of the Act and such laws, and may not be sold, pledged, assigned or otherwise disposed of in the absence of an effective registration of the Securities and any component thereof under the Act or unless an exemption from such registration is available;

           3.4 Restrictions on Transfer. Subscriber may not attempt to sell, transfer, assign, pledge or otherwise dispose of all or any portion of the Securities or any component thereof in the absence of either an effective registration statement or an exemption from the registration requirements of the Act and applicable state securities laws;

           3.5 No Assurances of Registration. There can be no assurance that any registration statement will become effective at the scheduled time. Therefore, Subscriber may bear the economic risk of Subscriber's investment for an indefinite period of time;

           3.6 Exempt Transaction. Subscriber understands that the Securities are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state law and that the representations, warranties, agreements, acknowledgments and understandings set forth herein are being relied upon by the Company in determining the applicability of such exemptions and the suitability of Subscriber to acquire such Securities;

           3.7 Legends. It is understood that the certificates evidencing the Preferred Stock, the Conversion Warrants, the Conversion Shares and the Warrant Shares shall bear the following legend (the "Legend") (prior to registration as provided in Section 5.3):

                  "The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, nor the securities laws of any other jurisdiction. They may not be sold or transferred in the absence of an effective registration statement under those securities laws or pursuant to an exemption therefrom."

         4. Representations and Warranties of the Company . The Company hereby makes the following representations and warranties to Subscriber (which shall be true at the signing of this Agreement, as of Closing, and as of any such later date as contemplated hereunder) and agrees with Subscriber that:

            4.1 Organization, Good Standing, and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware USA and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole. The Company is not the subject of any pending, threatened or, to its knowledge, contemplated investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, or the Securities and Exchange Commission ("SEC"), or any state securities commission, or any other governmental entity, which have not been disclosed in the Disclosure Documents.

            4.2 Corporate Condition. The Company's condition is, in all material respects, as described in the Disclosure Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the Company. There have been no material adverse changes to the Company's business, financial condition, or prospects since the date of such Disclosure Documents. The financial statements contained in the Disclosure Documents have been prepared in accordance with generally accepted accounting principles, consistently applied (except as otherwise permitted by Regulation S-X of the Exchange Act), and fairly present the consolidated financial condition of the Company as of the dates of the balance sheets included therein and the consolidated results of its operations and cash flows for the periods then ended. Without limiting the foregoing, there are no material liabilities, contingent or actual, that are not disclosed in the Disclosure Documents (other than liabilities incurred by the Company in the ordinary course of its business, consistent with its past practice, after the period covered by the Disclosure Documents). The Company has paid all material taxes which are due, except for taxes which it reasonably disputes. There is no material claim, litigation, or administrative proceeding pending, or, to the best of the Company's knowledge, threatened against the Company, except as disclosed in the Disclosure Documents. This Agreement and the Disclosure Documents do not contain any untrue statement of a material fact and do not omit to state any material fact required to be stated therein or herein necessary to make the statements contained therein or herein not misleading in the light of the circumstances under which they were made. No event or circumstance exists relating to the Company which, under applicable law, requires public disclosure but which has not been so publicly announced or disclosed.

            4.3 Authorization. Except for the filing of the Certificate of Designation, all corporate action on the part of the Company by its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Preferred Stock being sold hereunder and the issuance (and/or the reservation for issuance) of the Conversion Shares, the Conversion Warrants and the Warrant Shares have been taken, and this Agreement, the Certificate of Designation, the Irrevocable Instructions to Transfer Agent, the Escrow Agreement and the Registration Rights Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except insofar as the enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws affecting creditors' rights generally or by principles governing the availability of equitable remedies. The

Company has obtained all consents and approvals required for it to execute, deliver and perform each agreement referenced in the previous sentence.

            4.4 Valid Issuance of Preferred Stock and Common Stock. The Preferred Stock and the Conversion Warrants are duly authorized and, when issued, sold and delivered in accordance with the terms hereof, for the consideration expressed herein, will be validly issued, fully paid and nonassessable and, based in part upon the representations of Subscriber in this Agreement, will be issued in compliance with all applicable U.S. federal and state securities laws. The Conversion Shares and the Warrant Shares are duly authorized and, when issued in accordance with the terms of the Certificate of Designation or the Conversion Warrants, as applicable, shall be duly and validly issued and outstanding, fully paid and nonassessable, and based in part on the representations and warranties of Subscriber of the Preferred Stock, will be issued in compliance with all applicable U.S. federal and state securities laws. The Preferred Stock, the Conversion Shares, the Conversion Warrants and the Warrant Shares will be issued free of any preemptive rights. The Company currently has Seven Million Two Hundred Thousand (7,200,000) Conversion Shares reserved for issuance upon conversion of the Preferred Stock, and upon exercise of the Conversion Warrants.

            4.5 Compliance with Other Instruments. The Company is not in violation or default of any provisions of its Certificate of Incorporation or Bylaws each as amended, and in effect on and as of the date of the Agreement or of any material provision of any material instrument or material contract to which it is a party or by which it is bound or, to its knowledge, of any provision of any federal or state judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company, which would have a material adverse affect on the Company's business or prospects, except as described in the Disclosure Documents. The execution, delivery and performance of this Agreement and the other agreements entered into in conjunction with the Offering and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

            4.6 Reporting Company. The Company is subject to the reporting requirements of the Exchange Act, has a class of securities registered under
Section 12 of the Exchange Act, and has filed all reports required by the Exchange Act since 1990. The Company undertakes to furnish Subscriber with copies of such reports as may be reasonably requested by Subscriber prior to consummation of this Offering and thereafter, to make such reports available, as long as Subscriber holds the Securities. The Company is not in violation of the listing requirements of the Nasdaq National Market System and does not reasonably anticipate that the Common Stock will be delisted by the Nasdaq National Market System for the foreseeable future. The Company has filed all reports required under the Exchange Act. The Company has not furnished to the Subscriber any material nonpublic information concerning the Company

            4.7 Capitalization. The capitalization of the Company as of December 31, 1997, is, and the capitalization as of the Closing, after taking into account the offering of the Securities contemplated by this Agreement and all other share issuances occurring prior to this Offering, will be, as set forth in the Capitalization Schedule as set forth in Exhibit I. Except as disclosed in the Capitalization Schedule and in the Company's Annual Report on Form 10-K for the year ended June 30, 1997, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) other than the current Registration Statement for the Company's

Series F Preferred Stock and for certain Selling Security Holders underlying warrants issued prior to 1996 or for shares of Common Stock underlying warrants issued in connection with the Company's Preferred Stock Series as described in the Company's Form 10-K Annual Report for the year ended June 30, 1997, there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Act (except the Registration Rights Agreement).

            4.8 Intellectual Property. The Company has valid, unrestricted and exclusive patents, trademarks, trademark registrations, trade names, copyrights, know-how, technology and other intellectual property necessary to the conduct of its business as set forth on Exhibit K-1. The Company has granted such licenses or has assigned or otherwise transferred a portion of (or all of) such valid, unrestricted and exclusive patents, trademarks, trademark registrations, trade names, copyrights, know-how, technology and other intellectual property necessary to the conduct of its business as set forth on Exhibit K-2. The Company has been granted licenses, know-how, technology and/or other intellectual property necessary to the conduct of its business as set forth on Exhibit K-3. To the best of the Company's knowledge, the Company is not infringing on the intellectual property rights of any third party, nor is any third party infringing on the Company's intellectual property rights. There are no restrictions in any agreements, licenses, franchises, or other instruments which preclude the Company from engaging in its business as presently conducted.

            4.9 Use of Proceeds. As of the date hereof, the Company expects to use the proceeds from this Offering (less fees and expenses) for the purposes and in the approximate amounts set forth on the Use of Proceeds Schedule set forth as Exhibit J hereto. These purposes and amounts are estimates and are subject to change without notice to any Subscriber.

            4.10 No Rights of Participation. No person or entity, including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the financing contemplated by this Agreement which has not been waived.

            4.11 Company Acknowledgment. The Company hereby acknowledges that Subscriber may elect to hold the Securities for various periods of time, as permitted by the terms of this Agreement, the Certificate of Designation, the Conversion Warrants, and other agreements contemplated hereby, and the Company further acknowledges that Subscriber and the Placement Agent have made no representations or warranties, either written or oral, as to how long the Securities will be held by Subscriber or regarding Subscriber's trading history or investment strategies.

            4.12 Termination Date of Offering. In no event shall the last Closing ("Last Closing") of a sale and purchase of the Preferred Stock and accompanying Conversion Warrants occur later than February 28, 1998, which date can be extended by up to ten (10) days upon written approval by the Company and the Placement Agent.

            4.13 Underwriter's Fees and Rights of First Refusal. The Company is not obligated to pay any compensation or other fees, costs or related expenditures in cash or securities to any underwriter, broker, agent or other representative other than the Placement Agent in connection with this Offering.

            4.14 Current Public Information. The Company is currently eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Act.

            4.15 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any of the Company's securities or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the Act pursuant to the provisions of Regulation D. The Company has not engaged in any form of general solicitation or advertising in connection with the offering of Series H Preferred Stock.

            4.16 Acknowledgment of Dilution. The number of Conversion Shares issuable upon conversion of the Preferred Stock may increase substantially in certain circumstances, including the circumstance wherein the trading price of the Common Stock declines. The Company's executive officers and directors have studied and fully understand the nature of the Securities being sold hereunder and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded in its good faith business judgment that such issuance is in the best interests of the Company. The Company acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Stock is binding upon it and enforceable regardless of the dilution that such issuance may have on the ownership interests of the other stockholders.

            4.17 Foreign Corrupt Practices. Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

            4.18 Key Employees. Each Key Employee (as defined below) is currently serving the Company in the capacity disclosed in Exhibit M. No Key Employee, to the best knowledge of the Company and its subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. No Key Employee has, to the best knowledge of the Company and its subsidiaries, any intention to terminate his employment with, or services to, the Company or any of its subsidiaries. "Key Employee" means each of Gerald Smith, Chairman & President, Robert H. Zeiger, CEO, Dr. Jay Sawardeker, COO, Dennis H. Healey, CFO and Joseph P. Morris, Vice President of Research & Development.

            4.19 Representations Correct. The foregoing representations, warranties and agreements are true, correct and complete in all material respects, and shall survive the Closing and the issuance of the shares of Preferred Stock.

            4.20 Press Release Approval. Any press release or other publicity concerning this transaction (not including the registration statement that is required to be filed under the Registration Rights Agreement) and the Subscribers shall be submitted to the Subscriber for comment and prior approval at least one (1) business day prior to publishing.

         5. Covenants of the Company

            5.1 Independent Auditors. The Company shall, until at least three
(3) years after the date of the Last Closing, maintain as its independent auditors an accounting firm authorized to practice before the SEC.

            5.2 Corporate Existence and Taxes. The Company shall, until at least the later of (i) the date that is three (3) years after the date of the Last Closing or (ii) the conversion or redemption of all of the Preferred Stock purchased pursuant to this Agreement, and the exercise of the Conversion Warrants, maintain its corporate existence in good standing and remain a Reporting Company (provided, however, that the foregoing covenant shall not prevent the Company from entering into any merger or corporate reorganization as long as the surviving entity in such transaction, if not the Company, assumes the Company's obligations with respect to the Preferred Stock and has Common Stock listed for trading on a stock exchange or on Nasdaq and is a "Reporting Issuer") and shall pay all its taxes when due except for taxes which the Company disputes.

            5.3 Registration Rights. The Company will enter into a registration rights agreement covering the resale of the Conversion Shares and the Warrant Shares substantially in the form of the Registration Rights Agreement attached as Exhibit E.

            5.4 Notification of Final Closing Date by Company. Within five (5) business days after the Last Closing, the Company shall notify Subscriber in writing that the Last Closing has occurred, the date of the Last Closing, the dates that Subscriber is entitled to convert Subscriber's Preferred Stock, and the name and telephone number of an administrative contact person at the Company whom Subscriber may contact regarding information related to conversion of the Preferred Stock as contemplated by the Certificate of Designation.

            5.5 Asset Transfers. The Company shall not transfer, sell, convey or otherwise dispose of any of its material assets to any Subsidiary or affiliate except for a cash or cash equivalent consideration and for a proper business purpose, while any of the Series H Preferred Stock are outstanding, except for
(i) transfers or other dispositions to the Company's subsidiary, Viragen USA, Inc., relating to research and development partnerships, and (ii) licensing agreements in the ordinary course of business.

            5.6 Capital Raising Limitations; Rights of First Refusal.

                5.6.1 Capital Raising Limitations. The Company shall not issue any debt or equity securities for cash in private capital raising transactions ("Future Offerings") for a period beginning on the date hereof and ending One Hundred and Eighty (180) days after the Last Closing without obtaining the prior written approval of Subscribers holding a majority of the purchase price of Preferred Stock then outstanding.

                5.6.2 Right of First Offer. The Company agrees that, during the period beginning on the date hereof and terminating on the date that is twelve
(12) months after the date of the Last Closing, the Company will not, without the prior written consent of each Subscriber (which shall be deemed given for the warrants to purchase Common Stock issued or to be issued to the Placement Agent in consideration of its services in connection with this Agreement and the transactions contemplated hereby) issue or sell, or agree to issue or sell any equity or debt securities of the Company or any of its subsidiaries (or any security convertible into or exercisable or exchangeable, directly or indirectly, for equity or debt securities of the Company or any of its subsidiaries) ("Future Offerings") unless the Company shall have first delivered to each Subscriber at least thirty (30) days prior to the closing of such Future Offering, written notice describing the proposed Future Offering, including the terms and conditions thereof, and providing each Subscriber and its affiliates an option during the twenty (20) day period following delivery of such notice to purchase up to the full amount of the securities being offered in the Future Offering on the same terms as contemplated by such Future Offering (the limitations referred to in this sentence are collectively referred to as the "Capital Raising Limitations"). Notwithstanding the foregoing, if any Subscriber chooses not to participate in any Future Offering, then any debt or equity security issued as a result of said Future Offering will be ineligible for resale and/or conversion, as the case may be, until the date which is nine (9) months after the Last Closing.

                5.6.3 Amount of Subscriber's Right of First Refusal. The amount of securities which a Subscriber is entitled to purchase in such a Future Offering shall be a number obtained by multiplying the aggregate amount of securities being offered in the Future Offering by a fraction, the numerator of which is the purchase price of the Preferred Stock purchased by the Subscriber pursuant to this Agreement and the denominator of which is the aggregate dollar amount of Preferred Stock placed in this Offering.

                5.6.4 Exceptions to the Capital Raising Limitation. The Capital Raising Limitations shall not apply to any transaction involving issuances of securities in connection with a merger, consolidation, acquisition or sale of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, product or license by the Company or exercise of options by employees, consultants or directors. The Capital Raising Limitations also shall not apply to (a) the issuance of securities pursuant to an underwritten public offering, (b) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, (c) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan for the benefit of the Company's employees, directors or consultants, (d) the grant of options or warrants, or the issuance of securities relating to any research and development partnership with the Company's Subsidiary, Viragen USA, Inc., or (e) the grant of options or warrants relating to any agreement with the American Red Cross and similar blood collection and processing organizations in exchange for blood products.

            5.7 Financial 10-K Statements, Etc. and Current Reports on Form 8-K. The Company shall make available to the Subscriber copies of its annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on form 8-K for as long as the Preferred Stock may remain outstanding.

            5.8 Opinion of Counsel. Subscribers shall, upon purchase of the Preferred Stock and accompanying Conversion Warrants pursuant to this Agreement, receive an opinion letter from Atlas, Pearlman, Trop & Borkson, PA, New River Center, Suite 1900, 200 East Las Olas Blvd., Ft. Lauderdale, FL 33301 ("Counsel"), counsel to the Company, in the form attached as Exhibit F.

            5.9 Removal of Legend Upon Conversion. As contemplated by the Certificate of Designation, upon conversion of the Preferred Stock, Subscriber shall submit a Notice of Conversion and Resale, substantially in the form attached hereto as Exhibit L. The Legend shall be removed and the Company shall issue a certificate without such Legend to the holder of any Security upon which it is stamped, and a certificate for a security shall be originally issued without the Legend, if, unless otherwise required by state securities laws, (a) the resale of such Security is registered under the Act, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions (the reasonable cost of which shall be borne by the Company), to the effect that a public sale or transfer of such Security may be made without registration under the Act, or
(c) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144. Each Subscriber agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of the Act. In the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the resale of such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to Subscriber holding such Security, the Company may require that the Legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause (b) next above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144 or such holder provides the opinion with respect thereto described in clause (b) next above.

            5.10 Listing. Subject to the remainder of this Section 5.10, the Company shall ensure that its shares of Common Stock (including all Conversion Shares and Warrant Shares) are listed and available for trading on the Nasdaq National Market ("NMS"). Thereafter, the Company shall (i) use its best efforts to continue the listing and trading of its Common Stock on the NMS, or on the Nasdaq Small Cap Market ("NASDAQ"), the New York Stock Exchange ("NYSE"), or the American Stock Exchange ("AMEX") or any other national exchange or over-the-counter market system; (ii) take all action necessary to cause and maintain the listing and trading of its Common Stock on the OTC Bulletin Board at any time the Common Stock is not listed and traded on NASDAQ, NMS, NYSE or AMEX; and (iii) comply in all respects with the Company's reporting, filing and other obligations under the by-laws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable.

            5.11 The Company's Instructions to Transfer Agent. The Company will issue to its Transfer Agent the Irrevocable Instructions to Transfer Agent substantially in the form of Exhibit G instructing the Transfer Agent to issue certificates, registered in the name of each Subscriber or its nominee, for the Conversion Shares and Warrant Shares in such amounts as specified from time to time by such Subscriber to the Company upon conversion of the Preferred Stock and exercise of the Conversion Warrants. Such certificates shall bear a Legend only to the extent permitted by Section 5.9 hereof. The Company warrants that no instruction, other than such instructions referred to in Section 5.9 hereof or in this Section 5.11 and stop transfer instructions to give effect to Section
3.7 hereof in the case of Conversion Shares and Warrant Shares prior to registration of the Conversion Shares and Warrant Shares under the Act, will be given by the Company to its Transfer Agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way each Subscriber's obligations and agreement set forth in Sections 2.3.3 or 2.3.4 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. If (a) a Subscriber provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions (the reasonable cost of which shall be borne by the Company), to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration or (b) a Subscriber transfers Securities to an affiliate which is an accredited investor pursuant to Rule 144, the Company shall permit the transfer, and, in the case of Conversion Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by such Subscriber. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Subscriber by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this
Section 5.11 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5.11, that a Subscriber shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. The Company hereby agrees that it will not unilaterally terminate its relationship with the Transfer Agent for any reason prior to the date which is three (3) years after the Last Closing or one (1) month after the first date that no Preferred Stock and no Conversion Warrants are outstanding, whichever is earlier (the "Ending Date") or until such time that a successor transfer agent (i) is appointed by the Company, and (ii) executes and agrees to be bound by the terms of the Irrevocable Instructions to Transfer Agent.

         6.       Subscriber Covenant/Miscellaneous

                  6.1 Representations and Warranties Survive the Closing; Severability. Subscriber's and the Company's representations and warranties shall survive the Closing of the transactions contemplated by this Agreement notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

                  6.2 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Subscriber may assign Subscriber's rights hereunder, in connection with any private sale of the Preferred Stock of such Subscriber, so long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement.

                  6.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware without respect to conflict of laws principles.

                  6.4 Execution in Counterparts Permitted. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) instrument.

                  6.5 Titles and Subtitles; Gender. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. The use in this Agreement of a masculine, feminine or neither pronoun shall be deemed to include a reference to the others.

                  6.6 Written Notices, Etc. Any notice, demand or request required or permitted to be given by the Company or Subscriber pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally, or by facsimile (with a hard copy to follow by two (2) day courier), addressed to the parties at the addresses and/or facsimile telephone number of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

                  6.7 Expenses. Each of the Company and Subscriber shall pay all costs and expenses that it respectively incurs, with respect to the negotiation, execution, delivery and performance of this Agreement.

                  6.8 Entire Agreement; Written Amendments Required. This Agreement, including the Exhibits attached hereto, the Certificate of Designation, the Preferred Stock certificates, the Conversion Warrants, the Registration Rights Agreement, the Escrow Agreement, the Irrevocable Instructions to Transfer Agent and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

                  6.9 No Five Percent Holders. Notwithstanding anything to the contrary contained herein, the Series H Preferred Stock shall not be convertible by a Holder or at the Termination Date to the extent (but only to the extent) that, if converted by such Holder or at the Termination Date, the Holder would beneficially own in excess of 4.9% of the then outstanding shares of Common Stock of the Company. To the extent this limitation applies, the determination of whether Series H Preferred Stock shall be convertible (vis-a vis other securities owned by such Holder) and of which Series H Preferred Stock shall be converted shall be in the sole discretion of the Holder and submission of the Series H Preferred Stock for conversion shall be deemed to be the Holder's determination of whether such Series H Preferred Stock is convertible, subject to such aggregate percentage limitations. No prior inability to convert Series H Preferred Stock pursuant to this subparagraph shall have any effect on the applicability of its provisions with respect to any subsequent determination of convertibility. For the purposes of this subparagraph, beneficial ownership and all calculations, including without limitation, with respect to calculations of percentage ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the Regulations thereunder. Notwithstanding the foregoing, each Holder shall have the right to waive such restriction or increase such percentage upon sixty one (61) days' prior notice to the Company and to decrease any such percentage immediately upon written notice to the Company. No transferee of Series H Preferred Stock shall be bound by such restriction unless the transferee expressly so agrees. The provisions of this subparagraph may be waived and/or implemented in a manner otherwise than in strict conformity with the terms hereof with the approval of the Board of Directors of the Company and the Holders of a majority in interest in the then outstanding Series H Preferred Stock: (i) with respect to any matter to cure any ambiguity herein, to correct this subparagraph (or any portion thereof) which may be defective or inconsistent with the intended 4.9% beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such 4.9% limitation; and (ii) with respect to any other matter, with the further consent of the Holders of majority of the then outstanding shares of Common Stock. The limitations contained in this subparagraph shall apply to a successor Holder of Series H Preferred Stock if, and to the extent, elected by such successor Holder concurrently with its acquisition of such Series H Preferred Stock, such election to be promptly confirmed in writing to the Company (provided no transfer or series of transfers to a successor Holder or Holders shall be used by a Holder to evade the limitations contained herein).

                  6.10 Arbitration. Any controversy or claim arising out of or related to this Agreement or the breach thereof, shall be settled by binding arbitration in Wilmington, Delaware in accordance with the Expedited Procedures (Rules 53-57) of the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). A proceeding shall be commenced upon written demand by Company or any Subscriber to the other. The arbitrator(s) shall enter a judgment by default against any party which fails or refuses to appear in any properly noticed arbitration proceeding. The proceeding shall be conducted by one (1) arbitrator, unless the amount alleged to be in dispute exceeds two hundred fifty thousand dollars ($250,000), in which case three (3) arbitrators shall preside. The arbitrator(s) will be chosen by the parties from a list provided by the AAA, and if they are unable to agree within ten (10) days, the AAA shall select the arbitrator(s). The arbitrators must be experts in securities law and financial transactions. The arbitrators shall assess costs and expenses of the arbitration, including all attorneys' and experts' fees, as the arbitrators believe is appropriate in light of the merits of the parties' respective positions in the issues in dispute. Each party submits irrevocably to the jurisdiction of any state court sitting in Wilmington, Delaware or to the United States District Court sitting in Delaware for purposes of enforcement of any discovery order, judgment or award in connection with such arbitration. The award of the arbitrator(s) shall be final and binding upon the parties and may be enforced in any court having jurisdiction. The arbitration shall be held in such place as set by the arbitrator(s) in accordance with Rule 55.

                  6.11 Certain Trading Restrictions. The Subscriber agrees that during the period from the date the Registration Statement is first declared effective by the SEC to the date that all shares of Series H Preferred Stock owned by the Subscriber are either converted in full or redeemed by the Company or otherwise disposed of by the Subscriber, the Subscriber shall not engage in short sales or other hedging transactions with respect to the Common Stock; provided, however, that the Subscriber may enter into such transactions involving a number of shares of Common Stock not to exceed the number of Conversion Shares for which a Conversion Notice has been submitted to the Company.


         7.       Subscription and Wiring Instructions; Irrevocability.

                  7.1  Subscription

                  (a) Wire transfer of Subscription Funds. Subscriber shall send this signed Agreement by facsimile to the Placement Agent at (770) 640-7150, and send the subscription funds by wire transfer, to the Escrow Agent as follows:

                           First Union National Bank
                           ABA # 053000219
                           Account # 465946

                           Account Name:  Trust Ledger
                           Attn:  Eddie Blee 404-827-7326
                           Reference: Viragen #3072237305

                           SWIFT Code: FUNBUS33

                  (b) Irrevocable Subscription. Subscriber hereby acknowledges and agrees, subject to the provisions of any applicable laws providing for the refund of subscription amounts submitted by Subscriber, that this Agreement is irrevocable and that Subscriber is not entitled to cancel, terminate or revoke this Agreement or any other agreements executed by such Subscriber and delivered pursuant hereto, and that this Agreement and such other agreements shall survive the death or disability of such Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Securities subscribed for are to be owned by more than one person, the obligations of all such owners under this Agreement shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives and assigns. Notwithstanding the foregoing, (i) if the conditions to Closing are not satisfied or (ii) if the Disclosure Documents are discovered prior to Closing to contain statements which are materially inaccurate, or omit statements of material fact, Subscriber may revoke or cancel this Agreement.

                  (c) Company's Right to Reject Subscription. Subscriber understands that this Agreement is not binding on the Company until the Company accepts it. This Agreement shall be accepted by the Company when the Company countersigns this Agreement. Subscriber hereby confirms that the Company has full right in its sole discretion to accept or reject the subscription of Subscriber, in whole or in part, provided that, if the Company decides to reject such subscription, the Company must do so promptly and in writing. In the case of rejection, the Company will promptly return any rejected payments and (if rejected in whole) copies of all executed subscription documents (including without limitation this Agreement) to Subscriber. In the event of rejection, no interest will be payable by the Company to Subscriber on any return of payment, provided however, that any such interest accrued on such funds in the Escrow Account shall be returned to the Subscriber by the Escrow Agent.

                  7.2 Acceptance of Subscription. In the case of acceptance of Subscriber's subscription, ownership of the number of securities being purchased hereby will pass to Subscriber upon the Closing.

                  7.3 Subscriber to Forward Original Signed Subscription Agreement to Company. Subscriber agrees to courier to Company his, her or its original inked signed Subscription Agreement within two (2) days after faxing said signed agreement to Placement Agent.

         8.       Indemnification.

         The Company agrees to indemnify and hold harmless Subscriber and the Placement Agent and each of their respective officers, directors, employees and agents, and each person who controls Subscriber or the Placement Agent within the meaning of the Act or the Exchange Act (each, a "Subscriber Indemnified Party") against any losses, claims, damages or liabilities, joint or several, to which it, they or any of them, may become subject and not otherwise reimbursed arising from or due to any untrue statement of a material fact or the omission to state any material fact required to be stated in order to make the statements not misleading in any representation or warranty made by the Company contained in this Agreement or in any statements contained in the Disclosure Documents.

         Subscriber agrees to indemnify and hold harmless the Company and the Placement Agent and each of their respective officers, directors, employees and agents, and each person who controls Company or the Placement Agent within the meaning of the Act or the Exchange Act (each, a "Company Indemnified Party") (a Subscriber Indemnified Party or a Company Indemnified Party may be hereinafter referred to singularly as "Indemnified Party") against any losses, claims, damages or liabilities, joint or several, to which it, they or any of them, may become subject and not otherwise reimbursed arising from or due to any untrue statement of a material fact or the omission to state any material fact required to be stated in order to make the statements not misleading in any representation or warranty made by Subscriber contained in this Agreement.

         Promptly after receipt by an Indemnified Party of notice of the commencement of any action pursuant to which indemnification may be sought, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (hereinafter "Indemnitor") under this Section 8, deliver to the Indemnitor a written notice of the commencement thereof and the Indemnitor shall have the right to participate in and to assume the defense thereof with counsel reasonably selected by the Indemnitor, provided, however, that an Indemnified Party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of such counsel to be paid by the Indemnitor, if representation of such Indemnified Party by the counsel retained by the Indemnitor would be inappropriate due to actual or potential conflicts of interest between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the Indemnitor within a reasonable time of the commencement of any such action, if prejudicial to the Indemnitor's ability to defend such action, shall relieve the Indemnitor of any liability to the Indemnified Party under this Section 8, but the omission to so deliver written notice to the Indemnitor will not relieve it of any liability that it may have to any Indemnified Party other than under this Section 8 to the extent it is prejudicial.

         9.       Certain Additional Legends and Information.

FOR FLORIDA RESIDENTS:

                  THE SECURITIES REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 517.061 OF THE FLORIDA SECURITIES ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH SUBSCRIBER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH SUBSCRIBER, WHICHEVER OCCURS LATER.

FOR MAINE RESIDENTS:

                  THESE SECURITIES ARE BEING SOLD PURSUANT TO AN EXEMPTION FROM REGISTRATION WITH THE BANK SUPERINTENDENT OF THE STATE OF MAINE UNDER SECTION 10502(2)(R) OF TITLE 32 OF THE MAINE REVISED STATUTES. THESE SECURITIES MAY BE DEEMED RESTRICTED SECURITIES AND AS SUCH THE HOLDER MAY NOT BE ABLE TO RESELL THE SECURITIES UNLESS PURSUANT TO REGISTRATION UNDER STATE OR FEDERAL SECURITIES LAWS OR UNLESS AN EXEMPTION UNDER SUCH LAWS EXISTS.

FOR PENNSYLVANIA RESIDENTS:

                  EACH PENNSYLVANIA RESIDENT WHO SUBSCRIBES FOR THE SECURITIES BEING OFFERED HEREBY AGREES NOT TO SELL THESE SECURITIES FOR A PERIOD OF TWELVE MONTHS AFTER THE DATE OF PURCHASE UNLESS SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE. UNDER PROVISION OF THE PENNSYLVANIA SECURITIES ACT OF 1972 (THE "1972 ACT"), EACH PENNSYLVANIA RESIDENT SHALL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY, TO THE SELLER, UNDERWRITER (IF ANY) OR ANY PERSON, WITHIN TWO (2) BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE ISSUER OF HIS WRITTEN BINDING CONTRACT OF PURCHASE OR IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO WRITTEN BINDING CONTRACT OF PURCHASE, WITHIN TWO BUSINESS DAYS AFTER HE MAKES THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE SELLING AGENT AT THE ADDRESS SET FORTH IN THE TEXT OF THE MEMORANDUM, INDICATING HIS OR HER INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED SECOND BUSINESS DAY. IT IS PRUDENT TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME WHEN IT WAS MAILED. IF THE REQUEST IS MADE ORALLY (IN PERSON OR BY TELEPHONE, TO THE SELLING AGENT AT THE NUMBER LISTED IN THE TEXT OF THE MEMORANDUM) A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

FOR NEW HAMPSHIRE RESIDENTS:

                  NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE

NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE AND NOT MISLEADING. NEITHER ANY SUCH FACT NOR THE FACT THAT AN EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION. IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.









                           [INTENTIONALLY LEFT BLANK]

         10. Number of Shares and Purchase Price. Subscriber subscribes for _________ shares of Preferred Stock (in the amount of $10,000 per Share) and the accompanying Conversion Warrants against payment by wire transfer in the amount of $___________________ ("Purchase Price").

         11. Accredited Investor. Subscriber is an "accredited investor" because (check all applicable boxes):

         (a) [ ] it is an organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, business trust, or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

         (b) [ ] any trust, with total assets in excess of $5,000,000, not formed fo r the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

         (c) [ ]  a natural person, who

             [ ] is a director, executive officer or general partner of the issuer of the securities being offered or sold or a director, executive officer or general partner of a general partner of that issuer.

             [ ] has an individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeding $1,000,000.

             [ ] had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

         (d) [ ] an entity each equity owner of which is an entity described in a - b above or is an individual who could check one (1) of the last three (3) boxes under subparagraph (c) above.

         (e) [ ]  other [specify] ___________________________________________


         The undersigned acknowledges that this Agreement and the subscription represented hereby shall not be effective unless accepted by the Company as indicated below.

         IN WITNESS WHEREOF, the undersigned Subscriber does represent and certify under penalty of perjury that the foregoing statements are true and correct and that Subscriber by the following signature(s) executed this Agreement.

Dated this _____ day of February, 1998.


------------------------------------               ---------------------------------------------------------
        Your Signature                             PRINT EXACT NAME IN WHICH YOU WANT
                                                   THE SECURITIES TO BE REGISTERED


-------------------------------------              DELIVERY INSTRUCTIONS:
Name: Please Print                                 Please type or print address where your security is to
be delivered



-----------------------------------------------    ATTN.:
Title/Representative Capacity (if applicable)            ---------------------------------------------------


-----------------------------------------------    ---------------------------------------------------------
Name of Company You Represent (if applicable)      Street Address

-----------------------------------------------    ---------------------------------------------------------
Place of Execution of this Agreement               City, State or Province, Country, Offshore Postal Code

                                                   ---------------------------------------------------------
                                                   Phone Number (For Federal Express) and Fax Number
                                                   (re: Notice)


         THIS AGREEMENT IS ACCEPTED BY THE COMPANY IN THE AMOUNT OF $ _________________ ON THE ____ DAY OF FEBRUARY, 1998.

                                  Viragen, Inc.

                       By:
                           --------------------------------

                       Name:
                           --------------------------------
                      Title:
                           --------------------------------

                        NOTICE OF CONVERSION [AND RESALE]

                    (To be Executed by the Registered Holder in order to Convert the Preferred Stock)

The undersigned hereby irrevocably elects to convert _____________ shares of Series H Preferred Stock, represented by stock certificate No(s). ________________ (the "Preferred Stock Certificates") into shares of common stock ("Common Stock") of Viragen, Inc. (the "Company") according to the conditions of the Certificate of Designation of Series H Preferred Stock, as of the date written below [in connection with the resale of the underlying Common Stock unless otherwise indicated below]. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any. A copy of each of the Preferred Stock Certificates being converted is attached hereto. The undersigned agrees to deliver a Prospectus in connection with any sale made pursuant to the Registration Statement, as provided in Section 5.10 of the Subscription Agreement.


                  ____ Check here if this conversion is not being made in connection with the resale of the Common Stock.



                                            Date of Conversion:
                                                               ----------------


                                            Applicable Conversion Price:
                                                                        -------


                                            Number of Shares of
                                            Common Stock to be Issued:_________


                                            Signature:
                                                      -------------------------

                                            Name:
                                                 ------------------------------

                                            Address:
                                                     --------------------------









* No shares of Common Stock will be issued until the original Series H Preferred Stock Certificate(s) to be converted and the Notice of Conversion are received by the Company or its Transfer Agent. The Holder shall (i) send via facsimile, on or prior to 11:59 p.m., New York City time, on the date of conversion, a copy of this completed and fully executed Notice of Conversion to the Company at the office of the Company and its designated Transfer Agent for the Series H Preferred Stock that the Holder elects to convert and (ii) surrender, to a common courier for either overnight or two (2) day delivery to the office of the Company or the Transfer Agent, the original Series H Preferred Stock Certificate(s) representing the Series H Preferred Stock being converted, duly endorsed for transfer. The Company or its Transfer Agent shall issue shares of Common Stock and surrender them to a common courier for delivery to the shareholder within two (2) business days following receipt of a facsimile of this Notice of Conversion and receipt by the Company or its Transfer Agent of the original Series H Preferred Stock Certificate(s) to be converted, all in accordance with the terms of the Certificate of Designation and the Subscription Agreement, and shall make payments for the number of business days such issuance and delivery is late, pursuant to the terms of the Certificate of Designation.

                                   EXHIBIT L


THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF INVOLVES A HIGH DEGREE OF RISK. HOLDER MUST RELY ON HIS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE DISCLOSURE DOCUMENTS UNDER THAT CERTAIN SUBSCRIPTION AGREEMENT FOR SERIES H PREFERRED STOCK BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT H.

Warrant to Purchase
    "N"    shares

                   "9 MONTH" WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                  VIRAGEN, INC.

         THIS CERTIFIES that ________________ or any subsequent holder hereof ("Holder"), has the right to purchase from VIRAGEN, INC., a Delaware corporation (the "Company"), up to "N" fully paid and nonassessable shares, wherein "N" is defined below, of the Company's common stock, $.01 par value per share ("Common Stock"), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time beginning on the Date of Issuance (as defined below) and ending at 5:00 p.m., New York, New York time, on February 17, 2003 (the "Exercise Period"); provided, that "N" shall equal ten percent (10%) of the quotient obtained when (i) the principal amount of the Series H Preferred Stock purchased by Holder minus the principal amount of any Series H Share Disposition, as defined below, that occurs prior to the expiration of the date which is nine (9) months from the Date of Issuance (the "9 Month Date"), is divided by (ii) the "9 Month Market Price", as defined below. For purposes hereof, "Series H Share Disposition" shall mean a transaction whereby the Holder either (i) transfers shares of the Series H Preferred Stock; or (ii) converts shares of the Series H Preferred Stock pursuant to the terms of the Company's Certificate of Designation of Series H Preferred Stock and "9 Month Market Price" shall mean the average of the lowest two (2) closing bid prices during the twenty (20) trading days for the Common Stock prior to the 9 Month Date. Within ten (10) days of the 9 Month Date, the Company shall provide written confirmation to the Holder of the number of shares of Common Stock, as adjusted if applicable, which the Holder has the right to purchase hereunder.

         Holder agrees with the Company that this Warrant to Purchase Common Stock of Viragen, Inc. (this "Warrant") is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

                                   EXHIBIT B

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF INVOLVES A HIGH DEGREE OF RISK. HOLDER MUST RELY ON HIS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE DISCLOSURE DOCUMENTS UNDER THAT CERTAIN SUBSCRIPTION AGREEMENT FOR SERIES H PREFERRED STOCK BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT H.

Warrant to Purchase
    "N"    shares

                   "9 MONTH" WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                  VIRAGEN, INC.

         THIS CERTIFIES that Global Bermuda Limited Partnership or any subsequent holder hereof ("Holder"), has the right to purchase from VIRAGEN, INC., a Delaware corporation (the "Company"), up to "N" fully paid and nonassessable shares, wherein "N" is defined below, of the Company's common stock, $.01 par value per share ("Common Stock"), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time beginning on the Date of Issuance (as defined below) and ending at 5:00 p.m., New York, New York time, on February 17, 2003 (the "Exercise Period"); provided, that "N" shall equal ten percent (10%) of the quotient obtained when (i) the principal amount of the Series H Preferred Stock purchased by Holder minus the principal amount of any Series H Share Disposition, as defined below, that occurs prior to the expiration of the date which is nine (9) months from the Date of Issuance (the "9 Month Date"), is divided by (ii) the "9 Month Market Price", as defined below. For purposes hereof, "Series H Share Disposition" shall mean a transaction whereby the Holder either (i) transfers shares of the Series H Preferred Stock; or (ii) converts shares of the Series H Preferred Stock pursuant to the terms of the Company's Certificate of Designation of Series H Preferred Stock and "9 Month Market Price" shall mean the average of the lowest two (2) closing bid prices during the twenty (20) trading days for the Common Stock prior to the 9 Month Date. Within ten (10) days of the 9 Month Date, the Company shall provide written confirmation to the Holder of the number of shares of Common Stock, as adjusted if applicable, which the Holder has the right to purchase hereunder.

         Holder agrees with the Company that this Warrant to Purchase Common Stock of Viragen, Inc. (this "Warrant") is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF INVOLVES A HIGH DEGREE OF RISK. HOLDER MUST RELY ON HIS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE DISCLOSURE DOCUMENTS UNDER THAT CERTAIN SUBSCRIPTION AGREEMENT FOR SERIES H PREFERRED STOCK BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT H.

Warrant to Purchase
    "N"    shares

                   "9 MONTH" WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                  VIRAGEN, INC.

         THIS CERTIFIES that Lakeshore International, Ltd. or any subsequent holder hereof ("Holder"), has the right to purchase from VIRAGEN, INC., a Delaware corporation (the "Company"), up to "N" fully paid and nonassessable shares, wherein "N" is defined below, of the Company's common stock, $.01 par value per share ("Common Stock"), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time beginning on the Date of Issuance (as defined below) and ending at 5:00 p.m., New York, New York time, on February 17, 2003 (the "Exercise Period"); provided, that "N" shall equal ten percent (10%) of the quotient obtained when (i) the principal amount of the Series H Preferred Stock purchased by Holder minus the principal amount of any Series H Share Disposition, as defined below, that occurs prior to the expiration of the date which is nine (9) months from the Date of Issuance (the "9 Month Date"), is divided by (ii) the "9 Month Market Price", as defined below. For purposes hereof, "Series H Share Disposition" shall mean a transaction whereby the Holder either (i) transfers shares of the Series H Preferred Stock; or (ii) converts shares of the Series H Preferred Stock pursuant to the terms of the Company's Certificate of Designation of Series H Preferred Stock and "9 Month Market Price" shall mean the average of the lowest two (2) closing bid prices during the twenty (20) trading days for the Common Stock prior to the 9 Month Date. Within ten (10) days of the 9 Month Date, the Company shall provide written confirmation to the Holder of the number of shares of Common Stock, as adjusted if applicable, which the Holder has the right to purchase hereunder.

         Holder agrees with the Company that this Warrant to Purchase Common Stock of Viragen, Inc. (this "Warrant") is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

                                   EXHIBIT B


THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF INVOLVES A HIGH DEGREE OF RISK. HOLDER MUST RELY ON HIS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE DISCLOSURE DOCUMENTS UNDER THAT CERTAIN SUBSCRIPTION AGREEMENT FOR SERIES H PREFERRED STOCK BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT H.

Warrant to Purchase
    "N"    shares

                   "9 MONTH" WARRANT TO PURCHASE COMMON STOCK

                                       OF

                                  VIRAGEN, INC.

         THIS CERTIFIES that LaRocque Trading Group, LLC or any subsequent holder hereof ("Holder"), has the right to purchase from VIRAGEN, INC., a Delaware corporation (the "Company"), up to "N" fully paid and nonassessable shares, wherein "N" is defined below, of the Company's common stock, $.01 par value per share ("Common Stock"), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time beginning on the Date of Issuance (as defined below) and ending at 5:00 p.m., New York, New York time, on February 17, 2003 (the "Exercise Period"); provided, that "N" shall equal ten percent (10%) of the quotient obtained when (i) the principal amount of the Series H Preferred Stock purchased by Holder minus the principal amount of any Series H Share Disposition, as defined below, that occurs prior to the expiration of the date which is nine (9) months from the Date of Issuance (the "9 Month Date"), is divided by (ii) the "9 Month Market Price", as defined below. For purposes hereof, "Series H Share Disposition" shall mean a transaction whereby the Holder either (i) transfers shares of the Series H Preferred Stock; or (ii) converts shares of the Series H Preferred Stock pursuant to the terms of the Company's Certificate of Designation of Series H Preferred Stock and "9 Month Market Price" shall mean the average of the lowest two (2) closing bid prices during the twenty (20) trading days for the Common Stock prior to the 9 Month Date. Within ten (10) days of the 9 Month Date, the Company shall provide written confirmation to the Holder of the number of shares of Common Stock, as adjusted if applicable, which the Holder has the right to purchase hereunder.

         Holder agrees with the Company that this Warrant to Purchase Common Stock of Viragen, Inc. (this "Warrant") is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF INVOLVES A HIGH DEGREE OF RISK. HOLDER MUST RELY ON HIS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE DISCLOSURE DOCUMENTS UNDER THAT CERTAIN SUBSCRIPTION AGREEMENT FOR SERIES H PREFERRED STOCK BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT H.

Warrant to Purchase
    "N"    shares

                   "9 MONTH" WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                  VIRAGEN, INC.

         THIS CERTIFIES that The Tail Wind Fund Ltd. or any subsequent holder hereof ("Holder"), has the right to purchase from VIRAGEN, INC., a Delaware corporation (the "Company"), up to "N" fully paid and nonassessable shares, wherein "N" is defined below, of the Company's common stock, $.01 par value per share ("Common Stock"), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time beginning on the Date of Issuance (as defined below) and ending at 5:00 p.m., New York, New York time, on February 17, 2003 (the "Exercise Period"); provided, that "N" shall equal ten percent (10%) of the quotient obtained when (i) the principal amount of the Series H Preferred Stock purchased by Holder minus the principal amount of any Series H Share Disposition, as defined below, that occurs prior to the expiration of the date which is nine (9) months from the Date of Issuance (the "9 Month Date"), is divided by (ii) the "9 Month Market Price", as defined below. For purposes hereof, "Series H Share Disposition" shall mean a transaction whereby the Holder either (i) transfers shares of the Series H Preferred Stock; or (ii) converts shares of the Series H Preferred Stock pursuant to the terms of the Company's Certificate of Designation of Series H Preferred Stock and "9 Month Market Price" shall mean the average of the lowest two (2) closing bid prices during the twenty (20) trading days for the Common Stock prior to the 9 Month Date. Within ten (10) days of the 9 Month Date, the Company shall provide written confirmation to the Holder of the number of shares of Common Stock, as adjusted if applicable, which the Holder has the right to purchase hereunder.

         Holder agrees with the Company that this Warrant to Purchase Common Stock of Viragen, Inc. (this "Warrant") is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

         1.       Date of Issuance.

         This Warrant shall be deemed to be issued on February 17, 1998 ("Date of Issuance").

         2.       Exercise.

         (a) Manner of Exercise. During the Exercise Period, this Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Exercise Form attached hereto as Exhibit A (the "Exercise Form") duly completed and executed, together with the full Exercise Price (as defined below) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, 865 SW 78th Avenue, Suite 100, Plantation, Florida, 33324 Telephone No. (954) 233-8746, Facsimile No. (954) 233-1414 , or at such other office or agency as the Company may designate in writing, by overnight mail, with an advance copy of the Exercise Form sent to the Company and its Transfer Agent by facsimile (such surrender and payment of the Exercise Price hereinafter called the "Exercise of this Warrant").

         (b) Date of Exercise. The "Date of Exercise" of the Warrant shall be defined as the date that the advance copy of the completed and executed Exercise Form is sent by facsimile to the Company, provided that the original Warrant and Exercise Form are received by the Company as soon as practicable thereafter. Alternatively, the Date of Exercise shall be defined as the date the original Exercise Form is received by the Company, if Holder has not sent advance notice by facsimile.

         (c) Cancellation of Warrant. This Warrant shall be canceled upon the Exercise of this Warrant, and, as soon as practical after the Date of Exercise, Holder shall be entitled to receive Common Stock for the number of shares purchased upon such Exercise of this Warrant, and if this Warrant is not exercised in full, Holder shall be entitled to receive a new Warrant (containing terms identical to this Warrant) representing any unexercised portion of this Warrant in addition to such Common Stock.

         (d) Holder of Record. Each person in whose name any Warrant for shares of Common Stock is issued shall, for all purposes, be deemed to be the Holder of record of such shares on the Date of Exercise of this Warrant, irrespective of the date of delivery of the Common Stock purchased upon the Exercise of this Warrant. Nothing in this Warrant shall be construed as conferring upon Holder any rights as a stockholder of the Company.

         3.       Payment of Warrant Exercise Price.

         The Exercise Price shall equal the 9 Month Market Price per share ("Exercise Price").

         Payment of the Exercise Price may be made by either of the following, or a combination thereof, at the election of Holder:

         (a)      Cash Exercise: cash, bank or cashiers check or wire transfer;
or

         (b)      Cashless Exercise: subject to the last sentence of this
Section 3, surrender of this Warrant at the principal office of the Company together with notice of cashless election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

                           X = Y (A-B)/A

where:   X = the number of shares of Common Stock to be issued to Holder.

         Y = the number of shares of Common Stock for which this Warrant is being exercised.

         A = the Market Price of one (1) share of Common Stock (for purposes of this Section 3(b), the "Market Price" shall be defined as the average closing bid price of the Common Stock for the five (5) trading days prior to the Date of Exercise of this Warrant (the "Average Closing Price"), as reported by the National Association of Securities Dealers Automated Quotation System ("Nasdaq") National Market System, or if the Common Stock is not traded on the Nasdaq National Market System, the Average Closing Price on the Nasdaq Small Cap Market or in any other over-the-counter market on which the Common Stock is traded. If the Common Stock is/was not traded during the five (5) trading days prior to the Date of Exercise, then the closing price for the last publicly traded day shall be deemed to be the closing price for any and all (if applicable) days during such five (5) trading day period.

         B = the Exercise Price.

For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have commenced on the date this Warrant was issued.

Notwithstanding anything to the contrary contained herein, this Warrant may not be exercised in a cashless exercise transaction if, on the Date of Exercise, the shares of Common Stock to be issued upon exercise of this Warrant would upon such issuance (x) be immediately transferable in the United States free of any restrictive legend, including without limitation under Rule 144; (y) be then registered pursuant to an effective registration statement filed pursuant to that certain Registration Rights Agreement dated on or about February 17, 1998 by and among the Company and certain investors; or (z) otherwise be registered under the Securities Act of 1933, as amended.

         4.       Transfer and Registration.

         (a) Transfer Rights. Subject to the provisions of Section 8 of this Warrant, this Warrant may be transferred on the books of the Company, in whole or in part, in person or by attorney, upon surrender of this Warrant properly completed and endorsed. This Warrant shall be canceled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and Holder shall be entitled to receive a new Warrant as to the portion hereof retained.

         (b) Registrable Securities. The Common Stock issuable upon the exercise of this Warrant constitutes "Registrable Securities" under that certain Registration Rights Agreement dated on or about February 17, 1998 between the Company and certain investors and, accordingly, has the benefit of the registration rights pursuant to that agreement.

         5.       Anti-Dilution Adjustments.

         (a) Stock Dividend. If the Company shall at any time declare a dividend payable in shares of Common Stock, then Holder, upon Exercise of this Warrant after the record date for the determination of holders of Common Stock entitled to receive such dividend, shall be entitled to receive upon Exercise of this Warrant, in addition to the number of shares of Common Stock as to which this Warrant is exercised, such additional shares of Common Stock as such Holder would have received had this Warrant been exercised immediately prior to such record date and the Exercise Price will be proportionately adjusted.

         (b) Recapitalization or Reclassification. If the Company shall at any time effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then upon the effective date thereof, the number of shares of Common Stock which Holder shall be entitled to purchase upon Exercise of this Warrant shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization, reclassification or similar transaction, and the Exercise Price shall be, in the case of an increase in the number of shares, proportionally decreased and, in the case of decrease in the number of shares, proportionally increased. The Company shall give Holder the same notice it provides to holders of Common Stock of any transaction described in this Section 5(b).

         (c) Distributions. If the Company shall at any time distribute for no consideration to holders of Common Stock cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or preceding year) then, in any such case, Holder shall be entitled to receive, upon Exercise of this Warrant, with respect to each share of Common Stock issuable upon such exercise, the amount of cash or evidences of indebtedness or other securities or assets which Holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant been exercised immediately prior to the record date or other date fixing shareholders to be affected by such event (the "Determination Date") or, in lieu thereof, if the Board of Directors of the Company should so determine at the time of such distribution, a reduced Exercise Price determined by multiplying the Exercise Price on the Determination Date by a fraction, the numerator of which is the result of such Exercise Price reduced by the value of such distribution applicable to one share of Common Stock (such value to be determined by the Board of Directors of the Company in its discretion) and the denominator of which is such Exercise Price.

         (d) Notice of Consolidation or Merger. In the event of a merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or there is a sale of all or substantially all the Company's assets (a "Corporate Change"), then this Warrant shall be exerciseable into such class and type of securities or other assets as Holder would have received had Holder exercised this Warrant immediately prior to such Corporate Change; provided, however, that Company may not affect any Corporate Change unless it first shall have given thirty (30) days notice to Holder hereof of any Corporate Change.

         (e) Exercise Price Adjusted. As used in this Warrant, the term "Exercise Price" shall mean the purchase price per share specified in Section 3 of this Warrant, until the occurrence of an event stated in subsection (a), (b) or (c) of this Section 5, and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of said subsection. No such adjustment under this Section 5 shall be made unless such adjustment would change the Exercise Price at the time by $.01 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Exercise Price at the time by $.01 or more. No adjustment made pursuant to any provision of this Section 5 shall have the net effect of increasing the Exercise Price. The number of shares of Common Stock subject hereto shall increase proportionately with each decrease in the Exercise Price.

         (f) Adjustments: Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this
Section 5, Holder shall, upon Exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

         6.       Fractional Interests.

                  No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, Holder may purchase only a whole number of shares of Common Stock. If, on Exercise of this Warrant, Holder would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon exercise shall be the next higher number of shares.

         7.       Reservation of Shares.

                  The Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for the Exercise of this Warrant and payment of the Exercise Price. The Company covenants and agrees that upon the Exercise of this Warrant, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any person or entity.

         8.       Restrictions on Transfer.

                  (a) Registration or Exemption Required. This Warrant has been issued in a transaction exempt from the registration requirements of the Act by virtue of Regulation D and exempt from state registration under applicable state laws. The Warrant and the Common Stock issuable upon the Exercise of this Warrant may not be pledged, transferred, sold or assigned except pursuant to an effective registration statement or an exemption to the registration requirements of the Act and applicable state laws.

                  (b) Assignment. If Holder can provide the Company with reasonably satisfactory evidence that the conditions of (a) above regarding registration or exemption have been satisfied, Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten (10) days, and shall deliver to the assignee(s) designated by Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

         9.       Benefits of this Warrant.

                  Nothing in this Warrant shall be construed to confer upon any person other than the Company and Holder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and Holder.

         10.      Applicable Law.

                  This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the state of Delaware, without giving effect to conflict of law provisions thereof.

         11.      Loss of Warrant.

                  Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

         12.      Notice or Demands.

Notices or demands pursuant to this Warrant to be given or made by Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, to Attention:
President, 865 SW 78th Avenue, Suite 100, Plantation, Florida, 33324 Telephone No. (954) 233-8746, Facsimile No. (954) 233-1414 . Notices or demands pursuant to this Warrant to be given or made by the Company to or on Holder shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, to the address of Holder set forth in the Company's records, until another address is designated in writing by Holder.

         IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the ______ day of February, 1998.

                                              VIRAGEN, INC.

                                              By:
                                                 -------------------------------
                                                       Dennis W. Healey
                                              Title:  Exec. Vice President/CFO

                                    EXHIBIT A

                                  EXERCISE FORM

                                TO: VIRAGEN, INC.

         The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of Common Stock (the "Common Stock") of VIRAGEN, INC., a Delaware corporation (the "Company"), evidenced by the attached warrant (the "Warrant"), and herewith makes payment of the exercise price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

1. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of the Common Stock obtained on exercise of the Warrant, except in accordance with the provisions of Section 8(a) of the Warrant.

2. The undersigned requests that stock certificates for such shares be issued free of any restrictive legend, if appropriate, and a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the undersigned and delivered to the undersigned at the address set forth below:

Dated:

------------------------------------------------------------------------
                                    Signature


-----------------------------------------------------------------------
                                   Print Name


------------------------------------------------------------------------
                                     Address


-----------------------------------------------------------------------

NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

------------------------------------------------------------------------

                                    EXHIBIT B

                                   ASSIGNMENT

                    (To be executed by the registered holder
                        desiring to transfer the Warrant)

FOR VALUE RECEIVED, the undersigned holder of the attached warrant (the "Warrant") hereby sells, assigns and transfers unto the person or persons below named the right to purchase _______ shares of the Common Stock of VIRAGEN, INC., evidenced by the attached Warrant and does hereby irrevocably constitute and appoint _______________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:                                            ------------------------------
                                                            Signature

Fill in for new registration of Warrant:

 -----------------------------------
                  Name

-----------------------------------
                 Address

-----------------------------------
Please print name and address of assignee
(including zip code number)

------------------------------------------------------------------------

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

------------------------------------------------------------------------

                                   EXHIBIT B

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF INVOLVES A HIGH DEGREE OF RISK. HOLDER MUST RELY ON HIS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE DISCLOSURE DOCUMENTS UNDER THAT CERTAIN SUBSCRIPTION AGREEMENT FOR SERIES H PREFERRED STOCK BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT H.

Warrant to Purchase
    "N"    shares

                   "12 MONTH" WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                  VIRAGEN, INC.

         THIS CERTIFIES that ________________ or any subsequent holder hereof ("Holder"), has the right to purchase from VIRAGEN, INC., a Delaware corporation (the "Company"), up to "N" fully paid and nonassessable shares, wherein "N" is defined below, of the Company's common stock, $.01 par value per share ("Common Stock"), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time beginning on the Date of Issuance (as defined below) and ending at 5:00 p.m., New York, New York time, on February 17, 2003 (the "Exercise Period"); provided, that "N" shall equal fifteen percent (15%) of the quotient obtained when (i) the principal amount of the Series H Preferred Stock purchased by Holder minus the principal amount of any Series H Share Disposition, as defined below, that occurs prior to the expiration of the date which is nine (12) months from the Date of Issuance (the "12 Month Date"), is divided by (ii) the "12 Month Market Price", as defined below. For purposes hereof, "Series H Share Disposition" shall mean a transaction whereby the Holder either (i) transfers shares of the Series H Preferred Stock; or (ii) converts shares of the Series H Preferred Stock pursuant to the terms of the Company's Certificate of Designation of Series H Preferred Stock and "12 Month Market Price" shall mean the average of the lowest two (2) closing bid prices during the twenty (20) trading days for the Common Stock prior to the 12 Month Date. Within ten (10) days of the 12 Month Date, the Company shall provide written confirmation to the Holder of the number of shares of Common Stock, as adjusted if applicable, which the Holder has the right to purchase hereunder.

         Holder agrees with the Company that this Warrant to Purchase Common Stock of Viragen, Inc. (this "Warrant") is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

                                    EXHIBIT C

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF INVOLVES A HIGH DEGREE OF RISK. HOLDER MUST RELY ON HIS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE DISCLOSURE DOCUMENTS UNDER THAT CERTAIN SUBSCRIPTION AGREEMENT FOR SERIES H PREFERRED STOCK BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT H.

Warrant to Purchase
    "N"    shares

                   "12 MONTH" WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                  VIRAGEN, INC.

         THIS CERTIFIES that Global Bermuda Limited Partnership or any subsequent holder hereof ("Holder"), has the right to purchase from VIRAGEN, INC., a Delaware corporation (the "Company"), up to "N" fully paid and nonassessable shares, wherein "N" is defined below, of the Company's common stock, $.01 par value per share ("Common Stock"), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time beginning on the Date of Issuance (as defined below) and ending at 5:00 p.m., New York, New York time, on February 17, 2003 (the "Exercise Period"); provided, that "N" shall equal fifteen percent (15%) of the quotient obtained when (i) the principal amount of the Series H Preferred Stock purchased by Holder minus the principal amount of any Series H Share Disposition, as defined below, that occurs prior to the expiration of the date which is nine (12) months from the Date of Issuance (the "12 Month Date"), is divided by (ii) the "12 Month Market Price", as defined below. For purposes hereof, "Series H Share Disposition" shall mean a transaction whereby the Holder either (i) transfers shares of the Series H Preferred Stock; or (ii) converts shares of the Series H Preferred Stock pursuant to the terms of the Company's Certificate of Designation of Series H Preferred Stock and "12 Month Market Price" shall mean the average of the lowest two (2) closing bid prices during the twenty (20) trading days for the Common Stock prior to the 12 Month Date. Within ten (10) days of the 12 Month Date, the Company shall provide written confirmation to the Holder of the number of shares of Common Stock, as adjusted if applicable, which the Holder has the right to purchase hereunder.

         Holder agrees with the Company that this Warrant to Purchase Common Stock of Viragen, Inc. (this "Warrant") is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF INVOLVES A HIGH DEGREE OF RISK. HOLDER MUST RELY ON HIS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE DISCLOSURE DOCUMENTS UNDER THAT CERTAIN SUBSCRIPTION AGREEMENT FOR SERIES H PREFERRED STOCK BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT H.

Warrant to Purchase
    "N"    shares

                   "12 MONTH" WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                  VIRAGEN, INC.

         THIS CERTIFIES that Lakeshore International, Ltd. or any subsequent holder hereof ("Holder"), has the right to purchase from VIRAGEN, INC., a Delaware corporation (the "Company"), up to "N" fully paid and nonassessable shares, wherein "N" is defined below, of the Company's common stock, $.01 par value per share ("Common Stock"), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time beginning on the Date of Issuance (as defined below) and ending at 5:00 p.m., New York, New York time, on February 17, 2003 (the "Exercise Period"); provided, that "N" shall equal fifteen percent (15%) of the quotient obtained when (i) the principal amount of the Series H Preferred Stock purchased by Holder minus the principal amount of any Series H Share Disposition, as defined below, that occurs prior to the expiration of the date which is nine (12) months from the Date of Issuance (the "12 Month Date"), is divided by (ii) the "12 Month Market Price", as defined below. For purposes hereof, "Series H Share Disposition" shall mean a transaction whereby the Holder either (i) transfers shares of the Series H Preferred Stock; or (ii) converts shares of the Series H Preferred Stock pursuant to the terms of the Company's Certificate of Designation of Series H Preferred Stock and "12 Month Market Price" shall mean the average of the lowest two (2) closing bid prices during the twenty (20) trading days for the Common Stock prior to the 12 Month Date. Within ten (10) days of the 12 Month Date, the Company shall provide written confirmation to the Holder of the number of shares of Common Stock, as adjusted if applicable, which the Holder has the right to purchase hereunder.

         Holder agrees with the Company that this Warrant to Purchase Common Stock of Viragen, Inc. (this "Warrant") is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

                                    EXHIBIT C


THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF INVOLVES A HIGH DEGREE OF RISK. HOLDER MUST RELY ON HIS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE DISCLOSURE DOCUMENTS UNDER THAT CERTAIN SUBSCRIPTION AGREEMENT FOR SERIES H PREFERRED STOCK BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT H.

Warrant to Purchase
    "N"    shares

                   "12 MONTH" WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                  VIRAGEN, INC.

         THIS CERTIFIES that LaRocque Trading Group, LLC or any subsequent holder hereof ("Holder"), has the right to purchase from VIRAGEN, INC., a Delaware corporation (the "Company"), up to "N" fully paid and nonassessable shares, wherein "N" is defined below, of the Company's common stock, $.01 par value per share ("Common Stock"), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time beginning on the Date of Issuance (as defined below) and ending at 5:00 p.m., New York, New York time, on February 17, 2003 (the "Exercise Period"); provided, that "N" shall equal fifteen percent (15%) of the quotient obtained when (i) the principal amount of the Series H Preferred Stock purchased by Holder minus the principal amount of any Series H Share Disposition, as defined below, that occurs prior to the expiration of the date which is nine (12) months from the Date of Issuance (the "12 Month Date"), is divided by (ii) the "12 Month Market Price", as defined below. For purposes hereof, "Series H Share Disposition" shall mean a transaction whereby the Holder either (i) transfers shares of the Series H Preferred Stock; or (ii) converts shares of the Series H Preferred Stock pursuant to the terms of the Company's Certificate of Designation of Series H Preferred Stock and "12 Month Market Price" shall mean the average of the lowest two (2) closing bid prices during the twenty (20) trading days for the Common Stock prior to the 12 Month Date. Within ten (10) days of the 12 Month Date, the Company shall provide written confirmation to the Holder of the number of shares of Common Stock, as adjusted if applicable, which the Holder has the right to purchase hereunder.

         Holder agrees with the Company that this Warrant to Purchase Common Stock of Viragen, Inc. (this "Warrant") is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF INVOLVES A HIGH DEGREE OF RISK. HOLDER MUST RELY ON HIS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE DISCLOSURE DOCUMENTS UNDER THAT CERTAIN SUBSCRIPTION AGREEMENT FOR SERIES H PREFERRED STOCK BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT H.

Warrant to Purchase
    "N"    shares

                   "12 MONTH" WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                  VIRAGEN, INC.

         THIS CERTIFIES that The Tail Wind Fund Ltd. or any subsequent holder hereof ("Holder"), has the right to purchase from VIRAGEN, INC., a Delaware corporation (the "Company"), up to "N" fully paid and nonassessable shares, wherein "N" is defined below, of the Company's common stock, $.01 par value per share ("Common Stock"), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time beginning on the Date of Issuance (as defined below) and ending at 5:00 p.m., New York, New York time, on February 17, 2003 (the "Exercise Period"); provided, that "N" shall equal fifteen percent (15%) of the quotient obtained when (i) the principal amount of the Series H Preferred Stock purchased by Holder minus the principal amount of any Series H Share Disposition, as defined below, that occurs prior to the expiration of the date which is nine (12) months from the Date of Issuance (the "12 Month Date"), is divided by (ii) the "12 Month Market Price", as defined below. For purposes hereof, "Series H Share Disposition" shall mean a transaction whereby the Holder either (i) transfers shares of the Series H Preferred Stock; or (ii) converts shares of the Series H Preferred Stock pursuant to the terms of the Company's Certificate of Designation of Series H Preferred Stock and "12 Month Market Price" shall mean the average of the lowest two (2) closing bid prices during the twenty (20) trading days for the Common Stock prior to the 12 Month Date. Within ten (10) days of the 12 Month Date, the Company shall provide written confirmation to the Holder of the number of shares of Common Stock, as adjusted if applicable, which the Holder has the right to purchase hereunder.

         Holder agrees with the Company that this Warrant to Purchase Common Stock of Viragen, Inc. (this "Warrant") is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

         1.       Date of Issuance.

         This Warrant shall be deemed to be issued on February 17, 1998 ("Date of Issuance").

         2.       Exercise.

         (a) Manner of Exercise. During the Exercise Period, this Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Exercise Form attached hereto as Exhibit A (the "Exercise Form") duly completed and executed, together with the full Exercise Price (as defined below) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, 865 SW 78th Avenue, Suite 100, Plantation, Florida, 33324 Telephone No. (954) 233-8746, Facsimile No. (954) 233-1414, or at such other office or agency as the Company may designate in writing, by overnight mail, with an advance copy of the Exercise Form sent to the Company and its Transfer Agent by facsimile (such surrender and payment of the Exercise Price hereinafter called the "Exercise of this Warrant").

         (b) Date of Exercise. The "Date of Exercise" of the Warrant shall be defined as the date that the advance copy of the completed and executed Exercise Form is sent by facsimile to the Company, provided that the original Warrant and Exercise Form are received by the Company as soon as practicable thereafter. Alternatively, the Date of Exercise shall be defined as the date the original Exercise Form is received by the Company, if Holder has not sent advance notice by facsimile.

         (c) Cancellation of Warrant. This Warrant shall be canceled upon the Exercise of this Warrant, and, as soon as practical after the Date of Exercise, Holder shall be entitled to receive Common Stock for the number of shares purchased upon such Exercise of this Warrant, and if this Warrant is not exercised in full, Holder shall be entitled to receive a new Warrant (containing terms identical to this Warrant) representing any unexercised portion of this Warrant in addition to such Common Stock.

         (d) Holder of Record. Each person in whose name any Warrant for shares of Common Stock is issued shall, for all purposes, be deemed to be the Holder of record of such shares on the Date of Exercise of this Warrant, irrespective of the date of delivery of the Common Stock purchased upon the Exercise of this Warrant. Nothing in this Warrant shall be construed as conferring upon Holder any rights as a stockholder of the Company.

         3.       Payment of Warrant Exercise Price.

         The Exercise Price shall equal the 12 Month Market Price per share ("Exercise Price").

         Payment of the Exercise Price may be made by either of the following, or a combination thereof, at the election of Holder:

         (a)      Cash Exercise: cash, bank or cashiers check or wire transfer;
or

         (b)      Cashless Exercise: subject to the last sentence of this
Section 3, surrender of this Warrant at the principal office of the Company together with notice of cashless election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

                           X = Y (A-B)/A

where:   X = the number of shares of Common Stock to be issued to Holder.

         Y = the number of shares of Common Stock for which this Warrant is being exercised.

         A = the Market Price of one (1) share of Common Stock (for purposes of this Section 3(b), the "Market Price" shall be defined as the average closing bid price of the Common Stock for the five (5) trading days prior to the Date of Exercise of this Warrant (the "Average Closing Price"), as reported by the National Association of Securities Dealers Automated Quotation System ("Nasdaq") National Market System, or if the Common Stock is not traded on the Nasdaq National Market System, the Average Closing Price on the Nasdaq Small Cap Market or in any other over-the-counter market on which the Common Stock is traded. If the Common Stock is/was not traded during the five (5) trading days prior to the Date of Exercise, then the closing price for the last publicly traded day shall be deemed to be the closing price for any and all (if applicable) days during such five (5) trading day period).

         B = the Exercise Price.

For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have commenced on the date this Warrant was issued.

Notwithstanding anything to the contrary contained herein, this Warrant may not be exercised in a cashless exercise transaction if, on the Date of Exercise, the shares of Common Stock to be issued upon exercise of this Warrant would upon such issuance (x) be immediately transferable in the United States free of any restrictive legend, including without limitation under Rule 144; (y) be then registered pursuant to an effective registration statement filed pursuant to that certain Registration Rights Agreement dated on or about February 17, 1998 by and among the Company and certain investors; or (z) otherwise be registered under the Securities Act of 1933, as amended.

         4.       Transfer and Registration.

         (a) Transfer Rights. Subject to the provisions of Section 8 of this Warrant, this Warrant may be transferred on the books of the Company, in whole or in part, in person or by attorney, upon surrender of this Warrant properly completed and endorsed. This Warrant shall be canceled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and Holder shall be entitled to receive a new Warrant as to the portion hereof retained.

         (b) Registrable Securities. The Common Stock issuable upon the exercise of this Warrant constitutes "Registrable Securities" under that certain Registration Rights Agreement dated on or about February 17, 1998 between the Company and certain investors and, accordingly, has the benefit of the registration rights pursuant to that agreement.

         5.       Anti-Dilution Adjustments.

         (a) Stock Dividend. If the Company shall at any time declare a dividend payable in shares of Common Stock, then Holder, upon Exercise of this Warrant after the record date for the determination of holders of Common Stock entitled to receive such dividend, shall be entitled to receive upon Exercise of this Warrant, in addition to the number of shares of Common Stock as to which this Warrant is exercised, such additional shares of Common Stock as such Holder would have received had this Warrant been exercised immediately prior to such record date and the Exercise Price will be proportionately adjusted.

         (b) Recapitalization or Reclassification. If the Company shall at any time effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then upon the effective date thereof, the number of shares of Common Stock which Holder shall be entitled to purchase upon Exercise of this Warrant shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization, reclassification or similar transaction, and the Exercise Price shall be, in the case of an increase in the number of shares, proportionally decreased and, in the case of decrease in the number of shares, proportionally increased. The Company shall give Holder the same notice it provides to holders of Common Stock of any transaction described in this Section 5(b).

         (c) Distributions. If the Company shall at any time distribute for no consideration to holders of Common Stock cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or preceding year) then, in any such case, Holder shall be entitled to receive, upon Exercise of this Warrant, with respect to each share of Common Stock issuable upon such exercise, the amount of cash or evidences of indebtedness or other securities or assets which Holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant been exercised immediately prior to the record date or other date fixing shareholders to be affected by such event (the "Determination Date") or, in lieu thereof, if the Board of Directors of the Company should so determine at the time of such distribution, a reduced Exercise Price determined by multiplying the Exercise Price on the Determination Date by a fraction, the numerator of which is the result of such Exercise Price reduced by the value of such distribution applicable to one share of Common Stock (such value to be determined by the Board of Directors of the Company in its discretion) and the denominator of which is such Exercise Price.

         (d) Notice of Consolidation or Merger. In the event of a merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or there is a sale of all or substantially all the Company's assets (a "Corporate Change"), then this Warrant shall be exerciseable into such class and type of securities or other assets as Holder would have received had Holder exercised this Warrant immediately prior to such Corporate Change; provided, however, that Company may not affect any Corporate Change unless it first shall have given thirty (30) days notice to Holder hereof of any Corporate Change.

         (e) Exercise Price Adjusted. As used in this Warrant, the term "Exercise Price" shall mean the purchase price per share specified in Section 3 of this Warrant, until the occurrence of an event stated in subsection (a), (b) or (c) of this Section 5, and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of said subsection. No such adjustment under this Section 5 shall be made unless such adjustment would change the Exercise Price at the time by $.01 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Exercise Price at the time by $.01 or more. No adjustment made pursuant to any provision of this Section 5 shall have the net effect of increasing the Exercise Price. The number of shares of Common Stock subject hereto shall increase proportionately with each decrease in the Exercise Price.

         (f) Adjustments: Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this
Section 5, Holder shall, upon Exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

         6.       Fractional Interests.

                  No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, Holder may purchase only a whole number of shares of Common Stock. If, on Exercise of this Warrant, Holder would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon exercise shall be the next higher number of shares.

         7.       Reservation of Shares.

                  The Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for the Exercise of this Warrant and payment of the Exercise Price. The Company covenants and agrees that upon the Exercise of this Warrant, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any person or entity.

         8.       Restrictions on Transfer.

                  (a) Registration or Exemption Required. This Warrant has been issued in a transaction exempt from the registration requirements of the Act by virtue of Regulation D and exempt from state registration under applicable state laws. The Warrant and the Common Stock issuable upon the Exercise of this Warrant may not be pledged, transferred, sold or assigned except pursuant to an effective registration statement or an exemption to the registration requirements of the Act and applicable state laws.

                  (b) Assignment. If Holder can provide the Company with reasonably satisfactory evidence that the conditions of (a) above regarding registration or exemption have been satisfied, Holder may sell, transfer, assign, pledge or otherwise dispose of this

Warrant, in whole or in part. Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten (10) days, and shall deliver to the assignee(s) designated by Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

         9.       Benefits of this Warrant.

                  Nothing in this Warrant shall be construed to confer upon any person other than the Company and Holder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and Holder.

         10.      Applicable Law.

                  This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the state of Delaware, without giving effect to conflict of law provisions thereof.

         11.      Loss of Warrant.

                  Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

         12.      Notice or Demands.

Notices or demands pursuant to this Warrant to be given or made by Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, to Attention:
President, 865 SW 78th Avenue, Suite 100, Plantation, Florida, 33324 Telephone No. (954) 233-8746, Facsimile No. (954) 233-1414 . Notices or demands pursuant to this Warrant to be given or made by the Company to or on Holder shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, to the address of Holder set forth in the Company's records, until another address is designated in writing by Holder.

         IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the ______ day of February, 1998.

                                             VIRAGEN, INC.

                                             By:
                                                --------------------------------
                                                      Dennis W. Healey
                                             Title:  Exec. Vice President/CFO

                                    EXHIBIT A

                                  EXERCISE FORM

                                TO: VIRAGEN, INC.

         The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of Common Stock (the "Common Stock") of VIRAGEN, INC., a Delaware corporation (the "Company"), evidenced by the attached warrant (the "Warrant"), and herewith makes payment of the exercise price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

1. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of the Common Stock obtained on exercise of the Warrant, except in accordance with the provisions of Section 8(a) of the Warrant.

2. The undersigned requests that stock certificates for such shares be issued free of any restrictive legend, if appropriate, and a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the undersigned and delivered to the undersigned at the address set forth below:

Dated:

------------------------------------------------------------------------
                                    Signature

-----------------------------------------------------------------------
                                   Print Name

------------------------------------------------------------------------
                                     Address

-----------------------------------------------------------------------

NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

------------------------------------------------------------------------

                                    EXHIBIT B

                                   ASSIGNMENT

                    (To be executed by the registered holder
                        desiring to transfer the Warrant)

FOR VALUE RECEIVED, the undersigned holder of the attached warrant (the "Warrant") hereby sells, assigns and transfers unto the person or persons below named the right to purchase _______ shares of the Common Stock of VIRAGEN, INC., evidenced by the attached Warrant and does hereby irrevocably constitute and appoint _______________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:                                            ------------------------------
                                                           Signature

Fill in for new registration of Warrant:

 -----------------------------------
                  Name

-----------------------------------
                 Address

-----------------------------------
Please print name and address of assignee
(including zip code number)

------------------------------------------------------------------------

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

------------------------------------------------------------------------

                                    EXHIBIT C

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF INVOLVES A HIGH DEGREE OF RISK. HOLDER MUST RELY ON HIS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE DISCLOSURE DOCUMENTS UNDER THAT CERTAIN SUBSCRIPTION AGREEMENT FOR SERIES H PREFERRED STOCK BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT H.


Warrant to Purchase
    "N"    shares

                   "15 Month" Warrant to Purchase Common Stock
                                       of
                                  VIRAGEN, INC.

         THIS CERTIFIES that ________________ or any subsequent holder hereof ("Holder"), has the right to purchase from VIRAGEN, INC., a Delaware corporation (the "Company"), up to "N" fully paid and nonassessable shares, wherein "N" is defined below, of the Company's common stock, $.01 par value per share ("Common Stock"), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time beginning on the Date of Issuance (as defined below) and ending at 5:00 p.m., New York, New York time, on February 17, 2003 (the "Exercise Period"); provided, that "N" shall equal twenty percent (20%) of the quotient obtained when (i) the principal amount of the Series H Preferred Stock purchased by Holder minus the principal amount of any Series H Share Disposition, as defined below, that occurs prior to the expiration of the date which is nine (15) months from the Date of Issuance (the "15 Month Date"), is divided by (ii) the "15 Month Market Price", as defined below. For purposes hereof, "Series H Share Disposition" shall mean a transaction whereby the Holder either (i) transfers shares of the Series H Preferred Stock; or (ii) converts shares of the Series H Preferred Stock pursuant to the terms of the Company's Certificate of Designation of Series H Preferred Stock and "15 Month Market Price" shall mean the average of the lowest two (2) closing bid prices for the Common Stock during the twenty (20) trading days prior to the 15 Month Date. Within ten (10) days of the 15 Month Date, the Company shall provide written confirmation to the Holder of the number of shares of Common Stock, as adjusted if applicable, which the Holder has the right to purchase hereunder.

         Holder agrees with the Company that this Warrant to Purchase Common Stock of Viragen, Inc. (this "Warrant") is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

                                   EXHIBIT D

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF INVOLVES A HIGH DEGREE OF RISK. HOLDER MUST RELY ON HIS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE DISCLOSURE DOCUMENTS UNDER THAT CERTAIN SUBSCRIPTION AGREEMENT FOR SERIES H PREFERRED STOCK BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT H.


Warrant to Purchase
    "N"    shares

                   "15 Month" Warrant to Purchase Common Stock
                                       of
                                  VIRAGEN, INC.

         THIS CERTIFIES that Global Bermuda Limited Partnership or any subsequent holder hereof ("Holder"), has the right to purchase from VIRAGEN, INC., a Delaware corporation (the "Company"), up to "N" fully paid and nonassessable shares, wherein "N" is defined below, of the Company's common stock, $.01 par value per share ("Common Stock"), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time beginning on the Date of Issuance (as defined below) and ending at 5:00 p.m., New York, New York time, on February 17, 2003 (the "Exercise Period"); provided, that "N" shall equal twenty percent (20%) of the quotient obtained when (i) the principal amount of the Series H Preferred Stock purchased by Holder minus the principal amount of any Series H Share Disposition, as defined below, that occurs prior to the expiration of the date which is nine (15) months from the Date of Issuance (the "15 Month Date"), is divided by (ii) the "15 Month Market Price", as defined below. For purposes hereof, "Series H Share Disposition" shall mean a transaction whereby the Holder either (i) transfers shares of the Series H Preferred Stock; or (ii) converts shares of the Series H Preferred Stock pursuant to the terms of the Company's Certificate of Designation of Series H Preferred Stock and "15 Month Market Price" shall mean the average of the lowest two (2) closing bid prices for the Common Stock during the twenty (20) trading days prior to the 15 Month Date. Within ten (10) days of the 15 Month Date, the Company shall provide written confirmation to the Holder of the number of shares of Common Stock, as adjusted if applicable, which the Holder has the right to purchase hereunder.

         Holder agrees with the Company that this Warrant to Purchase Common Stock of Viragen, Inc. (this "Warrant") is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF INVOLVES A HIGH DEGREE OF RISK. HOLDER MUST RELY ON HIS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE DISCLOSURE DOCUMENTS UNDER THAT CERTAIN SUBSCRIPTION AGREEMENT FOR SERIES H PREFERRED STOCK BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT H.


Warrant to Purchase
    "N"    shares

                   "15 Month" Warrant to Purchase Common Stock
                                       of
                                  VIRAGEN, INC.

         THIS CERTIFIES that Lakeshore International, Ltd. or any subsequent holder hereof ("Holder"), has the right to purchase from VIRAGEN, INC., a Delaware corporation (the "Company"), up to "N" fully paid and nonassessable shares, wherein "N" is defined below, of the Company's common stock, $.01 par value per share ("Common Stock"), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time beginning on the Date of Issuance (as defined below) and ending at 5:00 p.m., New York, New York time, on February 17, 2003 (the "Exercise Period"); provided, that "N" shall equal twenty percent (20%) of the quotient obtained when (i) the principal amount of the Series H Preferred Stock purchased by Holder minus the principal amount of any Series H Share Disposition, as defined below, that occurs prior to the expiration of the date which is nine (15) months from the Date of Issuance (the "15 Month Date"), is divided by (ii) the "15 Month Market Price", as defined below. For purposes hereof, "Series H Share Disposition" shall mean a transaction whereby the Holder either (i) transfers shares of the Series H Preferred Stock; or (ii) converts shares of the Series H Preferred Stock pursuant to the terms of the Company's Certificate of Designation of Series H Preferred Stock and "15 Month Market Price" shall mean the average of the lowest two (2) closing bid prices for the Common Stock during the twenty
(20) trading days prior to the 15 Month Date. Within ten (10) days of the 15 Month Date, the Company shall provide written confirmation to the Holder of the number of shares of Common Stock, as adjusted if applicable, which the Holder has the right to purchase hereunder.

         Holder agrees with the Company that this Warrant to Purchase Common Stock of Viragen, Inc. (this "Warrant") is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

                                   EXHIBIT D

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF INVOLVES A HIGH DEGREE OF RISK. HOLDER MUST RELY ON HIS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE DISCLOSURE DOCUMENTS UNDER THAT CERTAIN SUBSCRIPTION AGREEMENT FOR SERIES H PREFERRED STOCK BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT H.


Warrant to Purchase
    "N"    shares

                   "15 Month" Warrant to Purchase Common Stock
                                       of
                                  VIRAGEN, INC.

         THIS CERTIFIES that LaRocque Trading Group, LLC or any subsequent holder hereof ("Holder"), has the right to purchase from VIRAGEN, INC., a Delaware corporation (the "Company"), up to "N" fully paid and nonassessable shares, wherein "N" is defined below, of the Company's common stock, $.01 par value per share ("Common Stock"), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time beginning on the Date of Issuance (as defined below) and ending at 5:00 p.m., New York, New York time, on February 17, 2003 (the "Exercise Period"); provided, that "N" shall equal twenty percent (20%) of the quotient obtained when (i) the principal amount of the Series H Preferred Stock purchased by Holder minus the principal amount of any Series H Share Disposition, as defined below, that occurs prior to the expiration of the date which is nine (15) months from the Date of Issuance (the "15 Month Date"), is divided by (ii) the "15 Month Market Price", as defined below. For purposes hereof, "Series H Share Disposition" shall mean a transaction whereby the Holder either (i) transfers shares of the Series H Preferred Stock; or (ii) converts shares of the Series H Preferred Stock pursuant to the terms of the Company's Certificate of Designation of Series H Preferred Stock and "15 Month Market Price" shall mean the average of the lowest two (2) closing bid prices for the Common Stock during the twenty
(20) trading days prior to the 15 Month Date. Within ten (10) days of the 15 Month Date, the Company shall provide written confirmation to the Holder of the number of shares of Common Stock, as adjusted if applicable, which the Holder has the right to purchase hereunder.

         Holder agrees with the Company that this Warrant to Purchase Common Stock of Viragen, Inc. (this "Warrant") is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF INVOLVES A HIGH DEGREE OF RISK. HOLDER MUST RELY ON HIS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE DISCLOSURE DOCUMENTS UNDER THAT CERTAIN SUBSCRIPTION AGREEMENT FOR SERIES H PREFERRED STOCK BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT H.


Warrant to Purchase
    "N"    shares

                   "15 Month" Warrant to Purchase Common Stock
                                       of
                                  VIRAGEN, INC.

         THIS CERTIFIES that The Tail Wind Fund Ltd. or any subsequent holder hereof ("Holder"), has the right to purchase from VIRAGEN, INC., a Delaware corporation (the "Company"), up to "N" fully paid and nonassessable shares, wherein "N" is defined below, of the Company's common stock, $.01 par value per share ("Common Stock"), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time beginning on the Date of Issuance (as defined below) and ending at 5:00 p.m., New York, New York time, on February 17, 2003 (the "Exercise Period"); provided, that "N" shall equal twenty percent (20%) of the quotient obtained when (i) the principal amount of the Series H Preferred Stock purchased by Holder minus the principal amount of any Series H Share Disposition, as defined below, that occurs prior to the expiration of the date which is nine (15) months from the Date of Issuance (the "15 Month Date"), is divided by (ii) the "15 Month Market Price", as defined below. For purposes hereof, "Series H Share Disposition" shall mean a transaction whereby the Holder either (i) transfers shares of the Series H Preferred Stock; or (ii) converts shares of the Series H Preferred Stock pursuant to the terms of the Company's Certificate of Designation of Series H Preferred Stock and "15 Month Market Price" shall mean the average of the lowest two (2) closing bid prices for the Common Stock during the twenty (20) trading days prior to the 15 Month Date. Within ten (10) days of the 15 Month Date, the Company shall provide written confirmation to the Holder of the number of shares of Common Stock, as adjusted if applicable, which the Holder has the right to purchase hereunder.

         Holder agrees with the Company that this Warrant to Purchase Common Stock of Viragen, Inc. (this "Warrant") is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

         1.       Date of Issuance.

         This Warrant shall be deemed to be issued on February 17, 1998 ("Date of Issuance").

         2.       Exercise.

         (a) Manner of Exercise. During the Exercise Period, this Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Exercise Form attached hereto as Exhibit A (the "Exercise Form") duly completed and executed, together with the full Exercise Price (as defined below) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, 865 SW 78th Avenue, Suite 100, Plantation, Florida, 33324 Telephone No. (954) 233-8746, Facsimile No. (954) 233-1414 , or at such other office or agency as the Company may designate in writing, by overnight mail, with an advance copy of the Exercise Form sent to the Company and its Transfer Agent by facsimile (such surrender and payment of the Exercise Price hereinafter called the "Exercise of this Warrant").

         (b) Date of Exercise. The "Date of Exercise" of the Warrant shall be defined as the date that the advance copy of the completed and executed Exercise Form is sent by facsimile to the Company, provided that the original Warrant and Exercise Form are received by the Company as soon as practicable thereafter. Alternatively, the Date of Exercise shall be defined as the date the original Exercise Form is received by the Company, if Holder has not sent advance notice by facsimile.

         (c) Cancellation of Warrant. This Warrant shall be canceled upon the Exercise of this Warrant, and, as soon as practical after the Date of Exercise, Holder shall be entitled to receive Common Stock for the number of shares purchased upon such Exercise of this Warrant, and if this Warrant is not exercised in full, Holder shall be entitled to receive a new Warrant (containing terms identical to this Warrant) representing any unexercised portion of this Warrant in addition to such Common Stock.

         (d) Holder of Record. Each person in whose name any Warrant for shares of Common Stock is issued shall, for all purposes, be deemed to be the Holder of record of such shares on the Date of Exercise of this Warrant, irrespective of the date of delivery of the Common Stock purchased upon the Exercise of this Warrant. Nothing in this Warrant shall be construed as conferring upon Holder any rights as a stockholder of the Company.

         3.       Payment of Warrant Exercise Price.

         The Exercise Price shall equal the 15 Month Market Price per share ("Exercise Price").

         Payment of the Exercise Price may be made by either of the following, or a combination thereof, at the election of Holder:

         (a)      Cash Exercise: cash, bank or cashiers check or wire transfer;
or

        (b) Cashless Exercise: subject to the last sentence of this Section 3, surrender of this Warrant at the principal office of the Company together with notice of cashless election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

                           X = Y (A-B)/A

where:  X = the number of shares of Common Stock to be issued to Holder.

        Y = the number of shares of Common Stock for which this Warrant is being exercised.

        A = the Market Price of one (1) share of Common Stock (for purposes of this Section 3(b), the "Market Price" shall be defined as the average closing bid price of the Common Stock for the five (5) trading days prior to the Date of Exercise of this Warrant (the "Average Closing Price"), as reported by the National Association of Securities Dealers Automated Quotation System ("Nasdaq") National Market System, or if the Common Stock is not traded on the Nasdaq National Market System, the Average Closing Price on the Nasdaq Small Cap Market or in any other over-the-counter market on which the Common Stock is traded. If the Common Stock is/was not traded during the five (5) trading days prior to the Date of Exercise, then the closing price for the last publicly traded day shall be deemed to be the closing price for any and all (if applicable) days during such five (5) trading day period).

        B = the Exercise Price.

For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have commenced on the date this Warrant was issued.

Notwithstanding anything to the contrary contained herein, this Warrant may not be exercised in a cashless exercise transaction if, on the Date of Exercise, the shares of Common Stock to be issued upon exercise of this Warrant would upon such issuance (x) be immediately transferable in the United States free of any restrictive legend, including without limitation under Rule 144; (y) be then registered pursuant to an effective registration statement filed pursuant to that certain Registration Rights Agreement dated on or about February 17, 1998 by and among the Company and certain investors; or (z) otherwise be registered under the Securities Act of 1933, as amended.

        4. Transfer and Registration.

        (a) Transfer Rights. Subject to the provisions of Section 8 of this Warrant, this Warrant may be transferred on the books of the Company, in whole or in part, in person or by attorney, upon surrender of this Warrant properly completed and endorsed. This Warrant shall be canceled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and Holder shall be entitled to receive a new Warrant as to the portion hereof retained.

        (b) Registrable Securities. The Common Stock issuable upon the exercise of this Warrant constitutes "Registrable Securities" under that certain Registration Rights

Agreement dated on or about February 17, 1998 between the Company and certain investors and, accordingly, has the benefit of the registration rights pursuant to that agreement.

         5.  Anti-Dilution Adjustments.

         (a) Stock Dividend. If the Company shall at any time declare a dividend payable in shares of Common Stock, then Holder, upon Exercise of this Warrant after the record date for the determination of holders of Common Stock entitled to receive such dividend, shall be entitled to receive upon Exercise of this Warrant, in addition to the number of shares of Common Stock as to which this Warrant is exercised, such additional shares of Common Stock as such Holder would have received had this Warrant been exercised immediately prior to such record date and the Exercise Price will be proportionately adjusted.

         (b) Recapitalization or Reclassification. If the Company shall at any time effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then upon the effective date thereof, the number of shares of Common Stock which Holder shall be entitled to purchase upon Exercise of this Warrant shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization, reclassification or similar transaction, and the Exercise Price shall be, in the case of an increase in the number of shares, proportionally decreased and, in the case of decrease in the number of shares, proportionally increased. The Company shall give Holder the same notice it provides to holders of Common Stock of any transaction described in this Section 5(b).

         (c) Distributions. If the Company shall at any time distribute for no consideration to holders of Common Stock cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or preceding year) then, in any such case, Holder shall be entitled to receive, upon Exercise of this Warrant, with respect to each share of Common Stock issuable upon such exercise, the amount of cash or evidences of indebtedness or other securities or assets which Holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant been exercised immediately prior to the record date or other date fixing shareholders to be affected by such event (the "Determination Date") or, in lieu thereof, if the Board of Directors of the Company should so determine at the time of such distribution, a reduced Exercise Price determined by multiplying the Exercise Price on the Determination Date by a fraction, the numerator of which is the result of such Exercise Price reduced by the value of such distribution applicable to one share of Common Stock (such value to be determined by the Board of Directors of the Company in its discretion) and the denominator of which is such Exercise Price.

         (d) Notice of Consolidation or Merger. In the event of a merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or there is a sale of all or substantially all the Company's assets (a "Corporate Change"), then this Warrant shall be exerciseable into such class and type of securities or other assets as Holder would have received had Holder exercised this Warrant immediately prior to such Corporate Change; provided, however, that Company may not affect any Corporate Change unless it first shall have given thirty (30) days notice to Holder hereof of any Corporate Change.

         (e) Exercise Price Adjusted. As used in this Warrant, the term "Exercise Price" shall mean the purchase price per share specified in Section 3 of this Warrant, until the occurrence of an event stated in subsection (a), (b) or (c) of this Section 5, and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of said subsection. No such adjustment under this Section 5 shall be made unless such adjustment would change the Exercise Price at the time by $.01 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Exercise Price at the time by $.01 or more. No adjustment made pursuant to any provision of this Section 5 shall have the net effect of increasing the Exercise Price. The number of shares of Common Stock subject hereto shall increase proportionately with each decrease in the Exercise Price.

         (f) Adjustments: Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this
Section 5, Holder shall, upon Exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

         6.       Fractional Interests.

                  No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, Holder may purchase only a whole number of shares of Common Stock. If, on Exercise of this Warrant, Holder would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon exercise shall be the next higher number of shares.

         7.       Reservation of Shares.

                  The Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for the Exercise of this Warrant and payment of the Exercise Price. The Company covenants and agrees that upon the Exercise of this Warrant, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any person or entity.

         8.       Restrictions on Transfer.

                  (a) Registration or Exemption Required. This Warrant has been issued in a transaction exempt from the registration requirements of the Act by virtue of Regulation D and exempt from state registration under applicable state laws. The Warrant and the Common Stock issuable upon the Exercise of this Warrant may not be pledged, transferred, sold or assigned except pursuant to an effective registration statement or an exemption to the registration requirements of the Act and applicable state laws.

                  (b) Assignment. If Holder can provide the Company with reasonably satisfactory evidence that the conditions of (a) above regarding registration or exemption have been satisfied, Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten (10) days, and shall deliver to the assignee(s) designated by Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

         9.       Benefits of this Warrant.

                  Nothing in this Warrant shall be construed to confer upon any person other than the Company and Holder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and Holder.

         10.      Applicable Law.

                  This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the state of Delaware, without giving effect to conflict of law provisions thereof.

         11.      Loss of Warrant.

                  Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

         12.      Notice or Demands.

Notices or demands pursuant to this Warrant to be given or made by Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, to Attention:
President, 865 SW 78th Avenue, Suite 100, Plantation, Florida, 33324 Telephone No. (954) 233-8746, Facsimile No. (954) 233-1414 . Notices or demands pursuant to this Warrant to be given or made by the Company to or on Holder shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, to the address of Holder set forth in the Company's records, until another address is designated in writing by Holder.


        IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the ______ day of February, 1998.

                                        VIRAGEN, INC.

                                        By:
                                           -----------------------------------
                                                 Dennis W. Healey
                                        Title:  Exec. Vice President/CFO

                                    EXHIBIT A

                                  EXERCISE FORM

                                TO: VIRAGEN, INC.

       The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of Common Stock (the "Common Stock") of VIRAGEN, INC., a Delaware corporation (the "Company"), evidenced by the attached warrant (the "Warrant"), and herewith makes payment of the exercise price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

1. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of the Common Stock obtained on exercise of the Warrant, except in accordance with the provisions of Section 8(a) of the Warrant.

2. The undersigned requests that stock certificates for such shares be issued free of any restrictive legend, if appropriate, and a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the undersigned and delivered to the undersigned at the address set forth below:

Dated:

-----------------------------------------------------------------------------
                                    Signature


-----------------------------------------------------------------------------
                                   Print Name


-----------------------------------------------------------------------------
                                     Address

-----------------------------------------------------------------------------

NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

-----------------------------------------------------------------------------

                                    EXHIBIT B

                                   ASSIGNMENT

                    (To be executed by the registered holder
                        desiring to transfer the Warrant)

FOR VALUE RECEIVED, the undersigned holder of the attached warrant (the "Warrant") hereby sells, assigns and transfers unto the person or persons below named the right to purchase _______ shares of the Common Stock of VIRAGEN, INC., evidenced by the attached Warrant and does hereby irrevocably constitute and appoint _______________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.


Dated:                                                   -------------------
                                                             Signature


Fill in for new registration of Warrant:

 ----------------------------------------
                  Name

-----------------------------------------
                  Address

-----------------------------------------
Please print name and address of assignee
(including zip code number)

-------------------------------------------------------------------------------

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

-------------------------------------------------------------------------------

                                   EXHIBIT D

THIS WARRANT AND THE SECURITIES RECEIVABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF INVOLVES A HIGH DEGREE OF RISK. HOLDER MUST RELY ON HIS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE DISCLOSURE DOCUMENTS UNDER THAT CERTAIN SUBSCRIPTION AGREEMENT FOR SERIES H PREFERRED STOCK BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT H.

Warrant to Purchase
2,500 shares


                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                  VIRAGEN, INC.

         THIS CERTIFIES that James David Mills or any subsequent ("Holder") hereof, has the right to purchase from VIRAGEN, INC., a Delaware corporation (the "Company"), not more than 2,500 fully paid and nonassessable shares of the Company's Common Stock, $.01 par value ("Common Stock"), at a price equal to the Exercise Price as defined in Section 3 below, subject to adjustment as provided herein, at any time on or before 5:00 p.m., Atlanta, Georgia time, on February 17, 2003.

         The Holder of this Warrant agrees with the Company that this Warrant is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

         1.       Date of Issuance.

         This Warrant shall be deemed to be issued on February 17, 1998 ("Date of Issuance").

         2.       Exercise.

         (a) Manner of Exercise. This Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Exercise Form attached hereto duly completed and executed, together with the full Exercise Price (as defined in Section 3) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, Viragen, Inc., 865 SW 78th Avenue, Suite 100, Plantation, FL 33324, Attention: Dennis W. Healey, Executive Vice President/CFO, Telephone No.
(954) 233-8746, Telecopy No. (954) 233-1416, or at such other office or agency as the Company may designate in writing, by overnight mail, with

THIS WARRANT AND THE SECURITIES RECEIVABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF INVOLVES A HIGH DEGREE OF RISK. HOLDER MUST RELY ON HIS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE DISCLOSURE DOCUMENTS UNDER THAT CERTAIN SUBSCRIPTION AGREEMENT FOR SERIES H PREFERRED STOCK BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT H.

Warrant to Purchase
2,000 shares


                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                  VIRAGEN, INC.

         THIS CERTIFIES that Kelley E. Smith or any subsequent ("Holder") hereof, has the right to purchase from VIRAGEN, INC., a Delaware corporation (the "Company"), not more than 2,000 fully paid and nonassessable shares of the Company's Common Stock, $.01 par value ("Common Stock"), at a price equal to the Exercise Price as defined in Section 3 below, subject to adjustment as provided herein, at any time on or before 5:00 p.m., Atlanta, Georgia time, on February 17, 2003.

         The Holder of this Warrant agrees with the Company that this Warrant is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

         1.       Date of Issuance.

         This Warrant shall be deemed to be issued on February 17, 1998 ("Date of Issuance").

         2.       Exercise.

         (a) Manner of Exercise. This Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Exercise Form attached hereto duly completed and executed, together with the full Exercise Price (as defined in Section 3) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, Viragen, Inc., 865 SW 78th Avenue, Suite 100, Plantation, FL 33324, Attention: Dennis W. Healey, Executive Vice President/CFO, Telephone No.
(954) 233-8746, Telecopy No. (954) 233-1416, or at such other office or agency as the Company may designate in writing, by overnight mail, with

THIS WARRANT AND THE SECURITIES RECEIVABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF INVOLVES A HIGH DEGREE OF RISK. HOLDER MUST RELY ON HIS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE DISCLOSURE DOCUMENTS UNDER THAT CERTAIN SUBSCRIPTION AGREEMENT FOR SERIES H PREFERRED STOCK BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT H.

Warrant to Purchase
1,900 shares


                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                  VIRAGEN, INC.

         THIS CERTIFIES that Gerald David Harris or any subsequent ("Holder") hereof, has the right to purchase from VIRAGEN, INC., a Delaware corporation (the "Company"), not more than 1,900 fully paid and nonassessable shares of the Company's Common Stock, $.01 par value ("Common Stock"), at a price equal to the Exercise Price as defined in Section 3 below, subject to adjustment as provided herein, at any time on or before 5:00 p.m., Atlanta, Georgia time, on February 17, 2003.

         The Holder of this Warrant agrees with the Company that this Warrant is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

         1.       Date of Issuance.

         This Warrant shall be deemed to be issued on February 17, 1998 ("Date of Issuance").

         2.       Exercise.

         (a) Manner of Exercise. This Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Exercise Form attached hereto duly completed and executed, together with the full Exercise Price (as defined in Section 3) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, Viragen, Inc., 865 SW 78th Avenue, Suite 100, Plantation, FL 33324, Attention: Dennis W. Healey, Executive Vice President/CFO, Telephone No.
(954) 233-8746, Telecopy No. (954) 233-1416, or at such other office or agency as the Company may designate in writing, by overnight mail, with

THIS WARRANT AND THE SECURITIES RECEIVABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF INVOLVES A HIGH DEGREE OF RISK. HOLDER MUST RELY ON HIS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE DISCLOSURE DOCUMENTS UNDER THAT CERTAIN SUBSCRIPTION AGREEMENT FOR SERIES H PREFERRED STOCK BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT H.

Warrant to Purchase
20,057 shares


                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                  VIRAGEN, INC.

         THIS CERTIFIES that Michael E. Stough or any subsequent ("Holder") hereof, has the right to purchase from VIRAGEN, INC., a Delaware corporation (the "Company"), not more than 20,057 fully paid and nonassessable shares of the Company's Common Stock, $.01 par value ("Common Stock"), at a price equal to the Exercise Price as defined in Section 3 below, subject to adjustment as provided herein, at any time on or before 5:00 p.m., Atlanta, Georgia time, on February 17, 2003.

         The Holder of this Warrant agrees with the Company that this Warrant is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

         1.       Date of Issuance.

         This Warrant shall be deemed to be issued on February 17, 1998 ("Date of Issuance").

         2.       Exercise.

         (a) Manner of Exercise. This Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Exercise Form attached hereto duly completed and executed, together with the full Exercise Price (as defined in Section 3) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, Viragen, Inc., 865 SW 78th Avenue, Suite 100, Plantation, FL 33324, Attention: Dennis W. Healey, Executive Vice President/CFO, Telephone No.
(954) 233-8746, Telecopy No. (954) 233-1416, or at such other office or agency as the Company may designate in writing, by overnight mail, with

THIS WARRANT AND THE SECURITIES RECEIVABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF INVOLVES A HIGH DEGREE OF RISK. HOLDER MUST RELY ON HIS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE DISCLOSURE DOCUMENTS UNDER THAT CERTAIN SUBSCRIPTION AGREEMENT FOR SERIES H PREFERRED STOCK BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT H.

Warrant to Purchase
12,923 shares


                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                  VIRAGEN, INC.

         THIS CERTIFIES that Charles B. Krusen or any subsequent ("Holder") hereof, has the right to purchase from VIRAGEN, INC., a Delaware corporation (the "Company"), not more than 12,923 fully paid and nonassessable shares of the Company's Common Stock, $.01 par value ("Common Stock"), at a price equal to the Exercise Price as defined in Section 3 below, subject to adjustment as provided herein, at any time on or before 5:00 p.m., Atlanta, Georgia time, on February 17, 2003.

         The Holder of this Warrant agrees with the Company that this Warrant is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

         1.       Date of Issuance.

         This Warrant shall be deemed to be issued on February 17, 1998 ("Date of Issuance").

         2.       Exercise.

         (a) Manner of Exercise. This Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Exercise Form attached hereto duly completed and executed, together with the full Exercise Price (as defined in Section 3) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, Viragen, Inc., 865 SW 78th Avenue, Suite 100, Plantation, FL 33324, Attention: Dennis W. Healey, Executive Vice President/CFO, Telephone No.
(954) 233-8746, Telecopy No. (954) 233-1416, or at such other office or agency as the Company may designate in writing, by overnight mail, with

THIS WARRANT AND THE SECURITIES RECEIVABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF INVOLVES A HIGH DEGREE OF RISK. HOLDER MUST RELY ON HIS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE DISCLOSURE DOCUMENTS UNDER THAT CERTAIN SUBSCRIPTION AGREEMENT FOR SERIES H PREFERRED STOCK BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT H.

Warrant to Purchase
3,000 shares


                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                  VIRAGEN, INC.

         THIS CERTIFIES that Frank G. Mauro or any subsequent ("Holder") hereof, has the right to purchase from VIRAGEN, INC., a Delaware corporation (the "Company"), not more than 3,000 fully paid and nonassessable shares of the Company's Common Stock, $.01 par value ("Common Stock"), at a price equal to the Exercise Price as defined in Section 3 below, subject to adjustment as provided herein, at any time on or before 5:00 p.m., Atlanta, Georgia time, on February 17, 2003.

         The Holder of this Warrant agrees with the Company that this Warrant is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

         1.       Date of Issuance.

         This Warrant shall be deemed to be issued on February 17, 1998 ("Date of Issuance").

         2.       Exercise.

         (a) Manner of Exercise. This Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Exercise Form attached hereto duly completed and executed, together with the full Exercise Price (as defined in Section 3) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, Viragen, Inc., 865 SW 78th Avenue, Suite 100, Plantation, FL 33324, Attention: Dennis W. Healey, Executive Vice President/CFO, Telephone No.
(954) 233-8746, Telecopy No. (954) 233-1416, or at such other office or agency as the Company may designate in writing, by overnight mail, with

THIS WARRANT AND THE SECURITIES RECEIVABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF INVOLVES A HIGH DEGREE OF RISK. HOLDER MUST RELY ON HIS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE DISCLOSURE DOCUMENTS UNDER THAT CERTAIN SUBSCRIPTION AGREEMENT FOR SERIES H PREFERRED STOCK BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT H.

Warrant to Purchase
500 shares

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                  VIRAGEN, INC.

         THIS CERTIFIES that Dwight B. Bronnum or any subsequent ("Holder") hereof, has the right to purchase from VIRAGEN, INC., a Delaware corporation (the "Company"), not more than 500 fully paid and nonassessable shares of the Company's Common Stock, $.01 par value ("Common Stock"), at a price equal to the Exercise Price as defined in Section 3 below, subject to adjustment as provided herein, at any time on or before 5:00 p.m., Atlanta, Georgia time, on February 17, 2003.

         The Holder of this Warrant agrees with the Company that this Warrant is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

         1.       Date of Issuance.

         This Warrant shall be deemed to be issued on February 17, 1998 ("Date of Issuance").

         2.       Exercise.

         (a) Manner of Exercise. This Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Exercise Form attached hereto duly completed and executed, together with the full Exercise Price (as defined in Section 3) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, Viragen, Inc., 865 SW 78th Avenue, Suite 100, Plantation, FL 33324, Attention: Dennis W. Healey, Executive Vice President/CFO, Telephone No.
(954) 233-8746, Telecopy No. (954) 233-1416, or at such other office or agency as the Company may designate in writing, by overnight mail, with

THIS WARRANT AND THE SECURITIES RECEIVABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF INVOLVES A HIGH DEGREE OF RISK. HOLDER MUST RELY ON HIS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE DISCLOSURE DOCUMENTS UNDER THAT CERTAIN SUBSCRIPTION AGREEMENT FOR SERIES H PREFERRED STOCK BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT H.

Warrant to Purchase
500 shares


                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                  VIRAGEN, INC.

         THIS CERTIFIES that Robert L. Hopkins or any subsequent ("Holder") hereof, has the right to purchase from VIRAGEN, INC., a Delaware corporation (the "Company"), not more than 500 fully paid and nonassessable shares of the Company's Common Stock, $.01 par value ("Common Stock"), at a price equal to the Exercise Price as defined in Section 3 below, subject to adjustment as provided herein, at any time on or before 5:00 p.m., Atlanta, Georgia time, on February 17, 2003.

         The Holder of this Warrant agrees with the Company that this Warrant is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

         1.       Date of Issuance.

         This Warrant shall be deemed to be issued on February 17, 1998 ("Date of Issuance").

         2.       Exercise.

         (a) Manner of Exercise. This Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Exercise Form attached hereto duly completed and executed, together with the full Exercise Price (as defined in Section 3) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, Viragen, Inc., 865 SW 78th Avenue, Suite 100, Plantation, FL 33324, Attention: Dennis W. Healey, Executive Vice President/CFO, Telephone No.
(954) 233-8746, Telecopy No. (954) 233-1416, or at such other office or agency as the Company may designate in writing, by overnight mail, with

THIS WARRANT AND THE SECURITIES RECEIVABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF INVOLVES A HIGH DEGREE OF RISK. HOLDER MUST RELY ON HIS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE DISCLOSURE DOCUMENTS UNDER THAT CERTAIN SUBSCRIPTION AGREEMENT FOR SERIES H PREFERRED STOCK BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT H.

Warrant to Purchase
12,500 shares

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                  VIRAGEN, INC.

         THIS CERTIFIES that Carlton M. Johnson, Jr. or any subsequent ("Holder") hereof, has the right to purchase from VIRAGEN, INC., a Delaware corporation (the "Company"), not more than 12,500 fully paid and nonassessable shares of the Company's Common Stock, $.01 par value ("Common Stock"), at a price equal to the Exercise Price as defined in Section 3 below, subject to adjustment as provided herein, at any time on or before 5:00 p.m., Atlanta, Georgia time, on February 17, 2003.

         The Holder of this Warrant agrees with the Company that this Warrant is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

         1.       Date of Issuance.

         This Warrant shall be deemed to be issued on February 17, 1998 ("Date of Issuance").

         2.       Exercise.

         (a) Manner of Exercise. This Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Exercise Form attached hereto duly completed and executed, together with the full Exercise Price (as defined in Section 3) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, Viragen, Inc., 865 SW 78th Avenue, Suite 100, Plantation, FL 33324, Attention: Dennis W. Healey, Executive Vice President/CFO, Telephone No.
(954) 233-8746, Telecopy No. (954) 233-1416, or at such other office or agency as the Company may designate in writing, by overnight mail, with

THIS WARRANT AND THE SECURITIES RECEIVABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF INVOLVES A HIGH DEGREE OF RISK. HOLDER MUST RELY ON HIS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE DISCLOSURE DOCUMENTS UNDER THAT CERTAIN SUBSCRIPTION AGREEMENT FOR SERIES H PREFERRED STOCK BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT H.

Warrant to Purchase
12,500 shares

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                  VIRAGEN, INC.

         THIS CERTIFIES that Glenn R. Archer or any subsequent ("Holder") hereof, has the right to purchase from VIRAGEN, INC., a Delaware corporation (the "Company"), not more than 12,500 fully paid and nonassessable shares of the Company's Common Stock, $.01 par value ("Common Stock"), at a price equal to the Exercise Price as defined in Section 3 below, subject to adjustment as provided herein, at any time on or before 5:00 p.m., Atlanta, Georgia time, on February 17, 2003.

         The Holder of this Warrant agrees with the Company that this Warrant is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

         1.       Date of Issuance.

         This Warrant shall be deemed to be issued on February 17, 1998 ("Date of Issuance").

         2.       Exercise.

         (a) Manner of Exercise. This Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Exercise Form attached hereto duly completed and executed, together with the full Exercise Price (as defined in Section 3) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, Viragen, Inc., 865 SW 78th Avenue, Suite 100, Plantation, FL 33324, Attention: Dennis W. Healey, Executive Vice President/CFO, Telephone No.
(954) 233-8746, Telecopy No. (954) 233-1416, or at such other office or agency as the Company may designate in writing, by overnight mail, with

THIS WARRANT AND THE SECURITIES RECEIVABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF INVOLVES A HIGH DEGREE OF RISK. HOLDER MUST RELY ON HIS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE DISCLOSURE DOCUMENTS UNDER THAT CERTAIN SUBSCRIPTION AGREEMENT FOR SERIES H PREFERRED STOCK BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT H.

Warrant to Purchase
8,000 shares


                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                  VIRAGEN, INC.

         THIS CERTIFIES that Davis C. Holden or any subsequent ("Holder") hereof, has the right to purchase from VIRAGEN, INC., a Delaware corporation (the "Company"), not more than 8,000 fully paid and nonassessable shares of the Company's Common Stock, $.01 par value ("Common Stock"), at a price equal to the Exercise Price as defined in Section 3 below, subject to adjustment as provided herein, at any time on or before 5:00 p.m., Atlanta, Georgia time, on February 17, 2003.

         The Holder of this Warrant agrees with the Company that this Warrant is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

         1.       Date of Issuance.

         This Warrant shall be deemed to be issued on February 17, 1998 ("Date of Issuance").

         2.       Exercise.

         (a) Manner of Exercise. This Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Exercise Form attached hereto duly completed and executed, together with the full Exercise Price (as defined in Section 3) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, Viragen, Inc., 865 SW 78th Avenue, Suite 100, Plantation, FL 33324, Attention: Dennis W. Healey, Executive Vice President/CFO, Telephone No.
(954) 233-8746, Telecopy No. (954) 233-1416, or at such other office or agency as the Company may designate in writing, by overnight mail, with

THIS WARRANT AND THE SECURITIES RECEIVABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF INVOLVES A HIGH DEGREE OF RISK. HOLDER MUST RELY ON HIS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE DISCLOSURE DOCUMENTS UNDER THAT CERTAIN SUBSCRIPTION AGREEMENT FOR SERIES H PREFERRED STOCK BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT H.

Warrant to Purchase
8,000 shares

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                  VIRAGEN, INC.

         THIS CERTIFIES that P. Bradford Hathorn or any subsequent ("Holder") hereof, has the right to purchase from VIRAGEN, INC., a Delaware corporation (the "Company"), not more than 8,000 fully paid and nonassessable shares of the Company's Common Stock, $.01 par value ("Common Stock"), at a price equal to the Exercise Price as defined in Section 3 below, subject to adjustment as provided herein, at any time on or before 5:00 p.m., Atlanta, Georgia time, on February 17, 2003.

         The Holder of this Warrant agrees with the Company that this Warrant is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

         1.       Date of Issuance.

         This Warrant shall be deemed to be issued on February 17, 1998 ("Date of Issuance").

         2.       Exercise.

         (a) Manner of Exercise. This Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Exercise Form attached hereto duly completed and executed, together with the full Exercise Price (as defined in Section 3) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, Viragen, Inc., 865 SW 78th Avenue, Suite 100, Plantation, FL 33324, Attention: Dennis W. Healey, Executive Vice President/CFO, Telephone No.
(954) 233-8746, Telecopy No. (954) 233-1416, or at such other office or agency as the Company may designate in writing, by overnight mail, with

THIS WARRANT AND THE SECURITIES RECEIVABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF INVOLVES A HIGH DEGREE OF RISK. HOLDER MUST RELY ON HIS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE DISCLOSURE DOCUMENTS UNDER THAT CERTAIN SUBSCRIPTION AGREEMENT FOR SERIES H PREFERRED STOCK BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT H.

Warrant to Purchase
101,400 shares

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                  VIRAGEN, INC.

         THIS CERTIFIES that Kendrick Family Partnership, LP or any subsequent ("Holder") hereof, has the right to purchase from VIRAGEN, INC., a Delaware corporation (the "Company"), not more than 101,400 fully paid and nonassessable shares of the Company's Common Stock, $.01 par value ("Common Stock"), at a price equal to the Exercise Price as defined in Section 3 below, subject to adjustment as provided herein, at any time on or before 5:00 p.m., Atlanta, Georgia time, on February 17, 2003.

         The Holder of this Warrant agrees with the Company that this Warrant is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

         1.       Date of Issuance.

         This Warrant shall be deemed to be issued on February 17, 1998 ("Date of Issuance").

         2.       Exercise.

         (a) Manner of Exercise. This Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Exercise Form attached hereto duly completed and executed, together with the full Exercise Price (as defined in Section 3) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, Viragen, Inc., 865 SW 78th Avenue, Suite 100, Plantation, FL 33324, Attention: Dennis W. Healey, Executive Vice President/CFO, Telephone No.
(954) 233-8746, Telecopy No. (954) 233-1416, or at such other office or agency as the Company may designate in writing, by overnight mail, with

 THIS WARRANT AND THE SECURITIES RECEIVABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF INVOLVES A HIGH DEGREE OF RISK. HOLDER MUST RELY ON HIS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE DISCLOSURE DOCUMENTS UNDER THAT CERTAIN SUBSCRIPTION AGREEMENT FOR SERIES H PREFERRED STOCK BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT H.

Warrant to Purchase
101,400 shares

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                  VIRAGEN, INC.

         THIS CERTIFIES that Eric S. Swartz or any subsequent ("Holder") hereof, has the right to purchase from VIRAGEN, INC., a Delaware corporation (the "Company"), not more than 101,400 fully paid and nonassessable shares of the Company's Common Stock, $.01 par value ("Common Stock"), at a price equal to the Exercise Price as defined in Section 3 below, subject to adjustment as provided herein, at any time on or before 5:00 p.m., Atlanta, Georgia time, on February 17, 2003.

         The Holder of this Warrant agrees with the Company that this Warrant is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

         1.       Date of Issuance.

         This Warrant shall be deemed to be issued on February 17, 1998 ("Date of Issuance").

         2.       Exercise.

         (a) Manner of Exercise. This Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Exercise Form attached hereto duly completed and executed, together with the full Exercise Price (as defined in Section 3) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, Viragen, Inc., 865 SW 78th Avenue, Suite 100, Plantation, FL 33324, Attention: Dennis W. Healey, Executive Vice President/CFO, Telephone No.
(954) 233-8746, Telecopy No. (954) 233-1416, or at such other office or agency as the Company may designate in writing, by overnight mail, with

THIS WARRANT AND THE SECURITIES RECEIVABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF INVOLVES A HIGH DEGREE OF RISK. HOLDER MUST RELY ON HIS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE DISCLOSURE DOCUMENTS UNDER THAT CERTAIN SUBSCRIPTION AGREEMENT FOR SERIES H PREFERRED STOCK BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT H.


Warrant to Purchase
_________ shares


                        Warrant to Purchase Common Stock
                                       of
                                  VIRAGEN, INC.

         THIS CERTIFIES that Swartz Investments, LLC or any subsequent ("Holder") hereof, has the right to purchase from VIRAGEN, INC., a Delaware corporation (the "Company"), not more than fully paid and nonassessable shares of the Company's Common Stock, $.01 par value ("Common Stock"), at a price equal to the Exercise Price as defined in Section 3 below, subject to adjustment as provided herein, at any time on or before 5:00 p.m., Atlanta, Georgia time, on February 17, 2003.

         The Holder of this Warrant agrees with the Company that this Warrant is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

         1.       Date of Issuance.

         This Warrant shall be deemed to be issued on February 17, 1998 ("Date of Issuance").

         2.       Exercise.

         (a) Manner of Exercise. This Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Exercise Form attached hereto duly completed and executed, together with the full Exercise Price (as defined in Section 3) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, Viragen, Inc., 865 SW 78th Avenue, Suite 100, Plantation, FL 33324, Attention: Dennis W. Healey, Executive Vice President/CFO, Telephone No.
(954) 233-8746, Telecopy No. (954) 233-1416, or at such other office or agency as the Company may designate in writing, by overnight mail, with an advance copy of the Exercise Form attached as Exhibit A ("Exercise Form") sent by facsimile to the Company and its Transfer Agent (such surrender and payment of the Exercise Price hereinafter called the "Exercise of this Warrant").

         (b) Date of Exercise. The "Date of Exercise" of the Warrant shall be defined as the date that the advance copy of the completed and executed Exercise Form is sent by facsimile to the Company and its Transfer Agent, provided that the original Warrant and Exercise Form are received by the Company within five
(5) business days thereafter. The original Warrant and Exercise Form must be received within five (5) business days of the Date of Exercise, or the exercise may, at the Company's option, be considered void. Alternatively, the Date of Exercise shall be defined as the date the original Exercise Form is received by the Company, if Holder has not sent advance notice by facsimile.

         (c) Cancellation of Warrant. This Warrant shall be canceled upon its Exercise, and, as soon as practical after the Date of Exercise, the Holder hereof shall be entitled to receive Common Stock for the number of shares purchased upon such Exercise, and if this Warrant is not exercised in full, the Holder shall be entitled to receive a new Warrant or Warrants (containing terms identical to this Warrant) representing any unexercised portion of this Warrant in addition to such Common Stock.

         (d) Holder of Record. Each person in whose name any Warrant for shares of Common Stock is issued shall, for all purposes, be deemed to have become the Holder of record of such shares on the Date of Exercise of this Warrant, irrespective of the date of delivery of such shares of Common Stock. Nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a shareholder of the Company.

         3.       Payment of Warrant Exercise Price.

         The Exercise Price ("Exercise Price") shall equal $1.684 ("Initial Exercise Price") or, if the Date of Exercise is more than one (1) year after the Date of Issuance, the lesser of (i) the Initial Exercise Price or (ii) the "Lowest Reset Price", as that term is defined below. The Company shall calculate a "Reset Price" on each anniversary date of the Date of Issuance which shall equal one hundred percent (100%) of the average of the lowest two (2) Closing Bid Prices of the Company's Common Stock for the twenty (20) trading days ending on such anniversary date of the Date of Issuance. The "Lowest Reset Price" shall equal the lowest Reset Price determined on an anniversary date of the Date of Issuance preceding the Date of Exercise, taking into account, as appropriate, any adjustments made pursuant to Section 5 hereof.

         For purposes hereof, the term "Closing Bid Price" shall mean the closing bid price on the National Association of Securities Dealers Automated Quotation System ("Nasdaq") Small Cap Market or OTC Bulletin Board, or if no longer traded on the Nasdaq Small Cap Market or OTC Bulletin Board, the closing price on the principal national securities exchange or the over-the-counter system on which the Common Stock is so traded and, if not available, the mean of the high and low prices on the principal national securities exchange or the National Securities Exchange on which the Common Stock is so traded.

         Payment of the Exercise Price may be made by either of the following, or a combination thereof, at the election of Holder:

         (a) Cash Exercise: cash, bank or cashiers check or wire transfer; or

         (b) Cashless Exercise: surrender of this Warrant at the principal office of the Company together with notice of cashless election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

                           X = Y (A-B)/A

where:   X = the number of shares of Common Stock to be issued to Holder.

         Y = the number of shares of Common Stock for which this Warrant is being exercised.

         A = the Market Price of one (1) share of Common Stock (for purposes of this Section 3(b), the "Market Price" shall be defined as the average closing price of the Common Stock for the five (5) trading days prior to the Date of Exercise of this Warrant (the "Average Closing Price"), as reported by Nasdaq or if the Common Stock is not traded on Nasdaq, the Average Closing Price in the over-the-counter market on which the Common Stock is traded. If the Common Stock is/was not traded during the five (5) trading days prior to the Date of Exercise, then the closing price for the last publicly traded day shall be deemed to be the closing price for any and all (if applicable) days during such five
         (5) trading day period.

         B = the Exercise Price.

For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have commenced on the date this Warrant was issued.

         4.  Transfer and Registration.

         (a) Transfer Rights. Subject to the provisions of Section 8 of this Warrant, this Warrant may be transferred on the books of the Company, in whole or in part, in person or by attorney, upon surrender of this Warrant properly completed and endorsed. This Warrant shall be canceled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and the Holder of this Warrant shall be entitled to receive a new Warrant or Warrants as to the portion hereof retained.

         (b) Registrable Securities. The Common Stock issuable upon the exercise of this Warrant constitute "Registrable Securities" under that certain Registration Rights Agreement dated on or about February 17, 1998 by and between the Company and Swartz Investments, LLC and, accordingly, has the benefit of the registration rights pursuant to that agreement.

         5.  Anti-Dilution Adjustments.

         (a) Stock Dividend. If the Company shall at any time declare a dividend payable in shares of Common Stock, then the Holder hereof, upon Exercise of this Warrant after the record date for the determination of Holders of Common Stock entitled to receive such dividend, shall be entitled to receive upon Exercise of this Warrant, in addition to the number of shares of Common Stock as to which this Warrant is Exercised, such additional shares of Common Stock as such Holder would have received had this Warrant been Exercised immediately prior to such record date and the Exercise Price will be proportionately adjusted.

         (b) Recapitalization or Reclassification. If the Company shall at any time effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then upon the effective date thereof, the number of shares of Common Stock which the Holder hereof shall be entitled to purchase upon Exercise of this Warrant shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization, reclassification or similar transaction, and the Exercise Price shall be, in the case of an increase in the number of shares, proportionally decreased and, in the case of decrease in the number of shares, proportionally increased. The Company shall give the Warrant Holder the same notice it provides to holders of Common Stock of any transaction described in this Section 5(b).

         (c) Distributions. If the Company shall at any time distribute to Holders of Common Stock cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or preceding year) then, in any such case, the Holder of this Warrant shall be entitled to receive, upon exercise of this Warrant, with respect to each share of Common Stock issuable upon such Exercise, the amount of cash or evidences of indebtedness or other securities or assets which such Holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant been Exercised immediately prior to the record date or other date fixing shareholders to be affected by such event (the "Determination Date") or, in lieu thereof, if the Board of Directors of the Company should so determine at the time of such distribution, a reduced Exercise Price determined by multiplying the Exercise Price on the Determination Date by a fraction, the numerator of which is the result of such Exercise Price reduced by the value of such distribution applicable to one share of Common Stock (such value to be determined by the Board in its discretion) and the denominator of which is such Exercise Price.

         (d) Notice of Consolidation or Merger. In the event of a merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or there is a sale of all or substantially all the Company's assets (a "Corporate Change"), then this Warrant shall be assumed by the acquiring entity or any affiliate thereof and thereafter this Warrant shall be exerciseable into such class and type of securities or other assets as the Holder would have received had the Holder exercised this Warrant immediately prior to such Corporate Change; provided, however, that Company may not affect any Corporate Change unless it first shall have given thirty (30) days notice to the Holder hereof of any Corporate Change.

         (e) Exercise Price Adjusted. As used in this Warrant, the term "Exercise Price" shall mean the purchase price per share specified in Section 3 of this Warrant, as it may be reset from time to time, until the occurrence of an event stated in subsection (a), (b) or (c) of this Section 5 and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of said subsection. No such adjustment under this Section 5 shall be made unless such adjustment would change the Exercise Price at the time by $.01 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Exercise Price at the time by $.01 or more.

No adjustment made pursuant to any provision of this Section 5 shall have the effect of increasing the total consideration payable upon Exercise of this Warrant in respect of all the Common Stock as to which this Warrant may be exercised. Notwithstanding anything to the contrary contained herein, the Exercise Price shall not be reduced to an amount below the par value of the Common Stock.

         (f) Adjustments: Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this
Section 5, the Holder of this Warrant shall, upon Exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

         6.       Fractional Interests.

                  No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, the Holder hereof may purchase only a whole number of shares of Common Stock. If, on Exercise of this Warrant, the Holder hereof would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion shall be the next higher number of shares.

         7.       Reservation of Shares.

                  The Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for Exercise and payment of the Exercise Price of this Warrant. The Company covenants and agrees that upon Exercise of this Warrant, all shares of Common Stock issuable upon such Exercise shall be duly and validly issued, fully paid, nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any person or entity.

         8.       Restrictions on Transfer.

                  (a) Registration or Exemption Required. This Warrant and the Common Stock issuable on Exercise hereof have not been registered under the Securities Act of 1933, as amended, and may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of in the absence of registration or the availability of an exemption from registration under said Act. All shares of Common Stock issued upon Exercise of this Warrant shall bear an appropriate legend to such effect, if applicable.

                  (b) Assignment. Assuming the conditions of (a) above regarding registration or exemption have been satisfied, the Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten days, and shall deliver to the assignee(s) designated by Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

             (c) Investment Intent. The Warrant and Common Stock issuable upon conversion are intended to be held for investment purposes and not with an intent to distribution, as defined in the Act.

         9.  Benefits of this Warrant.

             Nothing in this Warrant shall be construed to confer upon any person other than the Company and the Holder of this Warrant any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and the Holder of this Warrant.

         10. Applicable Law.

             This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the state of Georgia, without giving effect to conflict of law provisions thereof.

         11. Loss of Warrant.

             Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

         12. Notice or Demands.

Notices or demands pursuant to this Warrant to be given or made by the Holder of this Warrant to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, Viragen, Inc., 865 SW 78th Avenue, Suite 100, Plantation, FL 33324, Attention:
Dennis W. Healey, Executive Vice President/CFO, Telephone No. (954) 233-8746, Telecopy No. (954) 233-1416. Notices or demands pursuant to this Warrant to be given or made by the Company to or on the Holder of this Warrant shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, Attn: Holder, address: c/o Swartz Investments, LLC, 200 Roswell Summit, Suite 285, 1080 Holcomb Bridge Road, Roswell, Georgia 30076, until another address is designated in writing by Holder.



         IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the ____ day of February, ____ 1998.

                                        VIRAGEN, INC.

                                        By:
                                            ----------------------------------

                                  Print Name:
                                              --------------------------------

                                       Title:
                                              --------------------------------

                                    EXHIBIT A

                                  EXERCISE FORM

                            TO: ___________________.

         The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of Common Stock of VIRAGEN, INC., a Delaware corporation, evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

         The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of such Common Stock, except in accordance with the provisions of
Section 8 of the Warrant, and consents that the following legend may be affixed to the stock certificates for the Common Stock hereby subscribed for, if such legend is applicable:

         "The securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any provincial or state securities law, and may not be sold, transferred, pledged, hypothecated or otherwise disposed of until either (i) a registration statement under the Securities Act and applicable provincial or state securities laws shall have become effective with regard thereto, or (ii) an exemption from registration under the Securities Act or applicable provincial or state securities laws is available in connection with such offer, sale or transfer."

         The undersigned requests that stock certificates for such shares be issued, and a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the Registered Holder and delivered to the undersigned at the address set forth below:


Dated:

-------------------------------------------------------------------------------
                         Signature of Registered Holder



-------------------------------------------------------------------------------
                        Name of Registered Holder (Print)


-------------------------------------------------------------------------------
                                     Address

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                                    EXHIBIT B

                                   ASSIGNMENT

                    (To be executed by the registered Holder
                        desiring to transfer the Warrant)

FOR VALUE RECEIVED, the undersigned Holder of the attached Warrant hereby sells, assigns and transfers unto the person or persons below named the right to purchase _______ shares of the Common Stock of VIRAGEN, INC. evidenced by the attached Warrant and does hereby irrevocably constitute and appoint _______________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:

                                              --------------------------------
                                                        Signature


Fill in for new Registration of Warrant:



------------------------------------------
                  Name


------------------------------------------
                  Address


------------------------------------------
Please print name and address of assignee
(including zip code number)

-------------------------------------------------------------------------------

NOTICE

The signature to the foregoing Exercise Form or Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

-------------------------------------------------------------------------------

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is entered into as of February __, 1998, by and among Viragen, Inc., a corporation duly incorporated and existing under the laws of the State of Delaware ("Company"), Swartz Investments, LLC ("Swartz"), a Georgia limited liability company, and the subscribers (hereinafter referred to as "Subscribers") to the Company's Offering ("Offering") of up to Five Million Dollars ($5,000,000) of Preferred Stock (the "Preferred Stock") pursuant to the Regulation D Subscription Agreement between the Company and each of the Subscribers ("Subscription Agreement").

                  1.  DEFINITIONS. For purposes of this Agreement:

                  (a) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933 (the "Act"), and pursuant to Rule 415 under the Act or any successor rule, and the declaration or ordering of effectiveness of such registration statement or document;

                  (b) For purposes hereof, the term "Registrable Securities" means the shares of the Company's Common Stock together with any capital stock issued in replacement of, in exchange for or otherwise in respect of such Common Stock (the "Common Stock"), issuable or issued upon (i) conversion of the Preferred Stock, (ii) exercise of the warrants to purchase Common Stock to be issued to the Subscribers in connection with the Offering (the "Subscriber Warrants") and (iii) exercise of the Warrant to purchase Common stock issued to Swartz or to persons designated by Swartz in connection with the Offering (the "Placement Agent Warrant", together with the Subscriber Warrants, collectively referred to as the "Warrants"), by Swartz, its designees or any subsequent Holder of the Warrant or portion thereof.

                  Notwithstanding the above:

                  1. Common Stock which would otherwise be deemed to be Registrable Securities shall not constitute Registrable Securities if and to the extent that those shares of Common Stock may be resold in a public transaction without volume limitations or other material restrictions without registration under the Act, including without limitation, pursuant to Rule 144 under the Act; and

                  2. any Registrable Securities resold in a public transaction shall cease to constitute Registrable Securities.

                  (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock which have been issued or are issuable upon conversion of the Preferred Stock and exercise of the then outstanding Warrants at the time of such determination;

                  (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any permitted assignee thereof;

                  (e) The term "Initiating Holders" means (i) one or more holders of Registrable Securities obtained or obtainable upon conversion of at least Fifty (50) shares of Preferred Stock; and

                  (f) The term "Filing Date" means the date which is two (2) months after the Last Closing Date (as defined in the Certificate of Designation of the Series H Preferred Stock) and the term "Due Date" means the date which is four (4) months after the Last Closing Date of the Offering.


                                    EXHIBIT E

                  2.  REQUIRED REGISTRATION.

                  (a) The Company shall file, by the Filing Date, a registration statement ("Registration Statement") on Form S-3 (or other suitable form, at the Company's discretion, but subject to the reasonable approval of Subscribers), covering the resale of all shares of Registrable Securities then outstanding or issuable upon conversion of all then outstanding Preferred Stock or upon exercise of the Warrants. Such Registration Statement shall initially cover the number of shares issuable upon exercise of the Placement Agent Warrant plus at least Seven Million Two Hundred Thousand (7,200,000) shares of Common Stock and (including SEC Rule 416), shall state such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Stock and the exercise of the Warrants
(i) to prevent dilution resulting from stock splits, stock dividends or similar transactions or (ii) by reason of changes in the Conversion Price of the Preferred Stock or the Exercise Price of the Warrants in accordance with the terms thereof, as the case may be. The Company shall use its best efforts to have the Registration Statement declared effective as soon as possible. In the event that the Company determines, which determination shall be made by the Company within five (5) business days after the last business day of each month after the Due Date or is notified at any time by a Holder, that the Registration Statement does not cover a sufficient number of shares of Common Stock to effect the resales of a number of shares of Common Stock equal to one hundred twenty five percent (125%) of the number of shares of Common Stock issuable to each Subscriber upon conversion of all outstanding Preferred Stock then eligible for conversion, at the Conversion Price (as defined in the Certificate of Designation of the Series A Preferred Stock) in effect on the last business day of such month (the "Assumed Conversion Price"), and upon exercise of all the outstanding Warrants (a "Registration Shortfall"), the Company shall, within five (5) business days, amend the Registration Statement or file a new Registration Statement (an "Amended" or "New" Registration Statement, respectively), as appropriate, to add such number of additional shares as would be necessary to effect the resales of a number of shares of Common Stock equal to at least one hundred fifty percent (150%) of the number of shares of Common Stock issuable to each Subscriber upon conversion of all outstanding Preferred Stock then eligible for conversion, at the Assumed Conversion Price then in effect and upon exercise of all the outstanding Warrants. If the Registration Statement is not filed by the Filing Date, Company shall pay the Subscribers an amount equal to two percent (2%) per month of the aggregate amount of outstanding Preferred Stock held by Subscriber, accruing daily until the Registration Statement is filed, payable in cash or Common Stock, at the Subscriber's option, as set forth below ("Late Filing Payment"). If the Registration Statement is not declared effective by the Due Date, or if any Amended or New Registration Statement required to be filed hereunder is not declared effective within two (2) calendar months of the date it is required to be filed, the Company shall pay the Subscribers an amount equal to two percent (2%) per month of the aggregate amount of outstanding Preferred Stock held by Subscriber, accruing daily until the Registration Statement or a registration statement filed pursuant to Section 3 of this Agreement is declared effective (the "Late Registration Payment"). Any Late Filing Payment or Late Registration Payment shall be payable in cash or Common Stock, at the Subscriber's option, as follows: If Subscriber elects to be paid in cash, such late Filing Payment or Late Registration Payment shall be paid to such Subscriber within five (5) business days following the end of the month in which such Late Registration Payment was accrued. If Subscriber elects to be paid in Common Stock, such number of shares shall be determined as follows:

         Upon conversion of each share of Preferred Stock, the Company shall issue to the Subscriber the number of shares of Common Stock determined as set forth in Section 5(a) of the Certificate of Designation, plus an additional number of shares of Common Stock attributable to such share of Preferred Stock (the "Additional Shares") determined as set forth below:

           Additional Shares = Late Registration Payment + Late Filing Payment
                               -----------------------------------------------
                                                Conversion Price

With respect to the Preferred Stock, "Conversion Price" has the definition ascribed to it in the Certificate of Designation.

Such Additional Shares shall also be deemed "Registrable Securities" as defined herein. The Company covenants to use its best efforts to use Form S-3 (or other suitable form, at the Company's discretion, but subject to the reasonable approval of the Subscribers) for the registration required by this Section during all applicable times contemplated by this Agreement.

                  (b) The Registration Statement shall be prepared as a "shelf" registration statement under Rule 415, and shall be maintained effective until all Registrable Securities cease to exist.

                  (c) The Company represents that it is presently eligible to effect the registration contemplated hereby on Form S-3 and will use its best efforts to continue to take such actions as are necessary to maintain such eligibility.

                  3. PIGGYBACK REGISTRATION. If the Registration Statement described in Section 2 is not effective by the Due Date, and if (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its Common Stock under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely for the sale of securities to participants in a Company stock plan or a registration on Form S-4 promulgated under the Act or any successor or similar form registering stock issuable upon a reclassification, upon a business combination involving an exchange of securities or upon an exchange offer for securities of the issuer or another entity), the Company shall, at such time, promptly give each Holder written notice of such registration (a "Piggyback Registration Statement"). Upon the written request of each Holder given by fax within ten (10) days after mailing of such notice by the Company, the Company shall cause to be included in such registration statement under the Act all of the Registrable Securities that each such Holder has requested to be registered ("Piggyback Registration") to the extent such inclusion does not violate the registration rights of any other security holder of the company granted prior to the date hereof; nothing herein shall prevent the Company from withdrawing or abandoning the registration statement prior to its effectiveness. The election of initiating Holders to participate in a Piggyback Registration Statement shall not impact the amount payable to investors pursuant to Section 2(a) herein except that the Late Registration Payment shall cease to accrue, as of the date of effectiveness of the Piggyback Registration Statement, on a percentage of the initiating Holders' Preferred Stock equal to the number of shares of Common Stock included in the Piggyback Registration Statement divided by 7,200,000.

                  4.  LIMITATION ON OBLIGATIONS TO REGISTER.

                  (a) In the case of a Piggyback Registration on an underwritten public offering by the Company, if the managing underwriter determines and advises in writing that the inclusion in the registration statement of all Registrable Securities proposed to be included would interfere with the successful marketing of the securities proposed to be registered by the Company, then the number of such Registrable Securities to be included in the registration statement, to the extent such Registrable Securities may be included in such Piggyback Registration Statement shall be allocated among all Holders who had requested Piggyback Registration pursuant to the terms hereof, in the proportion that the number of Registrable Securities which each such Holder, including Swartz, seeks to register bears to the total number of Registrable Securities sought to be included by all Holders, including Swartz. If required by the managing underwriter of such an underwritten public offering, the Holders shall enter into a reasonable agreement limiting the number of Registrable Securities to be included in such Piggyback Registration Statement and the terms, if any, regarding the future sale of such Registrable Securities.

                  (b) In the event the Company believes that shares sought to be registered under Section 2 or Section 3 by Holders do not constitute "Registrable Securities" by virtue of Section 1(b) of this Agreement, and the status of those shares as Registrable Securities is disputed, the Company shall provide, at its expense, an Opinion of Counsel, reasonably acceptable to the Holders of the Securities at issue (and satisfactory to the Company's transfer agent to permit the sale and transfer) that those securities may be sold immediately, without volume limitation or other material restrictions, without registration under the Act, by virtue of Rule 144 or similar provisions.

                  5. OBLIGATIONS OF THE COMPANY. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the Securities and Exchange Commission ("SEC") a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective and to remain effective for the applicable period.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                  (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders of the Registrable Securities covered by such registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  (f) As promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and subject to Section 6 use its best efforts promptly to prepare a supplement or amendment to the registration statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Holder as such Holder may reasonably request.

                  (g) Provide Holders with written notice of the date that a registration statement registering the resale of the Registrable Securities is declared effective by the SEC, and the date or dates when the Registration Statement is no longer effective.

                  (h) Provide Holders and their representatives the opportunity to conduct a reasonable due diligence inquiry of Company's pertinent financial and other records and make available its officers, directors and employees for questions regarding such information as it relates to information contained in the registration statement.

                  (i) Provide Holders and their representatives the opportunity to review the registration statement and all amendments thereto a reasonable period of time prior to their filing with the SEC if so requested by Holder in writing and to consider reasonable comments from the Holders given within five
(5) business days of the date such statement was received by the Holder.

                  (j) Provide each Holder with prompt notice of the assurance by the SEC or any state securities commission or agency of any stop order suspending the effectiveness of the registration statement or the initiation of any proceeding for such purpose. The Company shall use its best efforts to prevent the issuance of any stop order, and, if any is issued to obtain the removal thereof at the earliest possible date.

                  (k) Use its best efforts to list the Registrable Securities covered by the registration statement with all securities exchanges or markets on which the Common Stock is then listed and prepare and file any required filing with the NASD or any such exchange or market.

                  6. BLACK OUT. In the event that, during the time that the Registration Statement is effective, the Company reasonably determines, based upon advice of counsel, that due to the existence of material non-public information, disclosure of such material non-public information would be required to make the statements contained in the Registration Statement not misleading, and the Company has a bona fide business purpose for preserving as confidential such material non-public information, the Company shall have the right to suspend the effectiveness of the Registration Statement, and no Holder shall be permitted to sell any Registrable Securities pursuant thereto, until such time as such suspension is no longer advisable; provided, however, that such time shall not exceed a period of sixty (60) days. If the Company attempts to exceed such sixty (60) day limit, the Late Registration Payments shall accrue. As soon as such suspension is no longer advisable, the Company shall, if required, promptly, but in no event later than the date the Company files any documents with the Securities and Exchange Commission ("SEC") referencing such material information, file with the SEC an amendment to the Registration Statement disclosing such information and use its best efforts to have such amendment declared effective as soon as possible.

                     In the event the effectiveness of the Registration Statement is suspended by the Company pursuant hereto, the Company shall promptly notify all Holders whose securities are covered by the Registration Statement of such suspension, and shall promptly notify each such Holder as soon as the effectiveness of the Registration Statement has been resumed. The Company shall be entitled to effect no more than one such suspension during the one (1) year period following the Last Closing.

                  7. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with regard to each selling Holder that such selling Holder shall furnish to the Company such information regarding Holder, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of its Registrable Securities or to determine that registration is not required pursuant to Rule 144 or other applicable provision of the Act.

                  8. EXPENSES. All expenses other than underwriting discounts and commissions and fees and expenses of counsel to the selling Holders incurred in connection with registrations, filings or qualifications pursuant hereto, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, shall be borne by the Company.

                  9. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement or a Piggyback Registration Statement under this Agreement:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers and directors of each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements or omissions: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, and the Company will reimburse each such Holder, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, officer, director, underwriter or controlling person.

                  (b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter and any other Holder selling securities in such registration statement or any of its directors or officers or any person who controls such Holder, against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such director, officer, controlling person, or underwriter or controlling person, or other such Holder or director, officer or controlling person may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any statement or omission in each case to the extent (and only to the extent) that such statement or omission is made in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration statement; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company and any such director, officer, controlling person, underwriter or controlling person, other Holder, officer, director, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.

                  (c) Promptly after receipt by an indemnified party under this
Section 9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 9.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and each Holder agree to contribute to the aggregate claims, losses, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Holder may be subject in such proportion as is appropriate to reflect the relative fault of the Company and the Holders in connection with the statements or omissions which resulted in such Losses. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by the Holders. The Company and the Holders agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls a Holder of Registrable Securities within the meaning of either the Securities Act or the Exchange Act and each director, officer, partner, employee and agent of a Holder shall have the same rights to contribution as such holder, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each director of the Company, and each officer of the Company who has signed the registration statement, shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  (e) The obligations of the Company and Holders under this
Section 9 shall survive the redemption and conversion, if any, of the Preferred Stock, the completion of any offering of Registrable Securities in a Registration Statement under this Agreement, and otherwise.

                  (f) If the Registration Statement or any Piggyback Registration involves an underwritten offering, the Company shall enter into such customary agreements for secondary offerings (including a customary underwriting agreement with the underwriter or underwriters) and take all such other reasonable actions reasonably requested by the Holders in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection:

                      (i) make such representations and warranties to the Holders and the underwriter or underwriters in form, substance and scope as are customarily made by issuers to underwriters in secondary offerings;

                      (ii) cause to be delivered to the sellers of Registrable Securities and the underwriter or underwriters opinions of independent counsel to Company on and dated as of the date of delivery of any Registrable Securities sold pursuant to the Registration Statement, which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Holders and the underwriter(s) and their counsel and covering, without limitation, such matters as the due authorization and issuance of the securities being registered and compliance with securities laws by Company in connection with the authorization, issuance and registration thereof and other matters that are customarily given to underwriters in underwritten offerings, addressed to the Holders and each underwriter;

                      (iii) if required by the underwriters, cause to be delivered, immediately prior to the effectiveness of the Registration Statement and at the time of delivery of any Registrable Securities sold pursuant thereto, a "comfort" letter from Company's independent certified public accountants addressed to the Holders and each underwriter stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with secondary offerings;

                      (iv) the underwriting agreement shall include customary indemnification and contribution provisions to and from the underwriters and procedures for secondary underwritten offerings; and

                      (v) deliver such documents and certificates as may be reasonably requested by the Holders of the Registrable Securities being sold or the managing underwriter or underwriters to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement.


             10. REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

             (a) make and keep public information available, as those terms are understood and defined in Rule 144;

             (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

             11. AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of the Registrable Securities provided that the amendment treats all Holders equally. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder, and the Company.

             12. NOTICES. All notices required or permitted under this Agreement shall be made in writing signed by the party making the same, shall specify the section under this Agreement pursuant to which it is given, and shall be addressed if to (i) the Company at: Viragen, Inc., 865 SW 78th Avenue, Suite 100, Plantation, Florida, 33324 Telephone No. (954) 233-8746, Facsimile No.
(954) 233-1414 and (ii) the Holders at their respective last address as the party as shown on the records of the Company. Any notice, except as otherwise provided in this Agreement, shall be made by fax and shall be deemed given at the time of transmission of the fax.

             13. TERMINATION. This Agreement shall terminate on the date all Registrable Securities cease to exist; but without prejudice to (i) the parties' rights and obligations arising from breaches of this Agreement occurring prior to such termination (ii) other indemnification obligations under this Agreement.

                  14. ASSIGNMENT. No assignment, transfer or delegation, whether by operation of law or otherwise, of any rights or obligations under this Agreement by the Company or any Holder, respectively, shall be made without the prior written consent of the majority in interest of the Holders or the Company, respectively; provided that the rights of a Holder may be transferred to a subsequent holder of the Holder's Registrable Securities (provided such transferee shall provide to the Company, together with or prior to such transferee's request to have such Registrable Securities included in a Piggyback Registration, a writing executed by such transferee agreeing to be bound as a Holder by the terms of this Agreement), and the Company hereby agrees to file a new registration statement or an amended registration statement including such transferee or a selling security holder thereunder; and provided further that the Company may transfer its rights and obligations under this Agreement to a purchaser of all or a substantial portion of its business if the obligations of the Company under this Agreement are assumed in connection with such transfer, either by merger or other operation of law (which may include without limitation a transaction whereby the Registrable Securities are converted into securities of the successor in interest) or by specific assumption executed by the transferee.

                  15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Act or the Securities Exchange Act of 1934, which matters shall be construed and interpreted in accordance with such laws.

                  16. EXECUTION IN COUNTERPARTS PERMITTED. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) instrument.

                  17. SPECIFIC PERFORMANCE. The Holder shall be entitled to the remedy of specific performance in the event of the Company's breach of this Agreement, the parties agreeing that a remedy at law would be inadequate.

                  18. INDEMNITY. Each party shall indemnify each other party against any and all claims, damages (including reasonable attorney's fees), and expenses arising out of the first party's breach of any of the terms of this Agreement.

                  19. ENTIRE AGREEMENT; Written Amendments Required. This Agreement, including the Exhibits attached hereto, the Subscription Agreements, the Certificates of Designation, the Preferred Stock certificates, the Escrow Agreement, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any




                           [INTENTIONALLY LEFT BLANK]

             IN WITNESS WHEREOF, the undersigned have executed this Agreement as of this ____ day of February, 1998.


                                          VIRAGEN, INC.



                                          By:
                                              --------------------------------
                                              Dennis W. Healey, Executive Vice
                                              President/CFO

                                 Address: Viragen, Inc.
                                          865 SW 78th Avenue, Suite 100
                                          Plantation, Florida  33324
                                          Telephone No. (954) 233-8746
                                          Facsimile No. (954) 233-1416

                                          SWARTZ INVESTMENTS, LLC



                                          By:
                                              --------------------------------
                                              Eric S. Swartz, President


                                 Address: 1080 Holcomb Bridge Road
                                          Bldg. 200, Suite 285
                                          Roswell, GA  30076
                                          Telephone: (770) 640-8130
                                          Facsimile:  (770) 640-7150

                                          INVESTOR(S)

                                          ------------------------------------
                                          Investor's Name

                                          By:
                                             ---------------------------------
                                                 (Signature)

                                 Address:
                                          ------------------------------------

                                          ------------------------------------

                                          ------------------------------------